                       MONTHLY SERVICER'S CERTIFICATE

           AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

              -------------------------------------------------

                 AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

              --------------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Centurion Bank and American Express Receivables Financing Corporation II, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2.       TRS is, as of the date hereof, the Servicer under the Agreement.

3.       The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on May 15, 2002 and covers activity from March 27, 2002 through April 25, 2002.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.


      IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 9th day of May, 2002.



                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC., as Servicer

                                          By: /s/ Lawrence Belmonte
                                              ----------------------------------
                                          Name:  Lawrence Belmonte
                                          Title: Vice President
                                                 CSBS - Forecast & Planning

I. Monthly Period Trust Activity

A. Trust Activity                                       Trust Totals

Number of days in period                                               30
Beginning Principal Receivable Balance                  20,232,936,707.41
Special Funding Account Balance                                      0.00
Beginning Total Principal Balance                       20,232,936,707.41**

Finance Charge Collections (excluding                      252,137,731.16
  Discount Option & Recoveries)
Discount Percentage                                                 2.00%
Discount Option Receivables Collections                     77,031,607.22
Premium Option Receivables Collections                               0.00
Recoveries                                                  15,414,632.75
Total Collections of Finance Charge Receivables            344,583,971.13
Total Collections of Principal Receivables               3,774,548,753.74
Monthly Payment Rate                                             18.6555%
Defaulted amount                                           117,625,829.80
Annualized Default Rate                                           7.0558%
Trust Portfolio Yield                                            13.6477%
New Principal Receivables                                3,942,113,884.23
Ending Principal Receivables Balance                    20,282,876,008.10
Ending Required Minimum Principal Balance               17,317,950,000.00
Ending Transferor Amount                                 4,097,876,008.10
Ending Special Funding Account Balance                               0.00
Ending Total Principal Balance                          20,282,876,008.10

** The Beginning Total Principal Balance reported above is lower than the Ending Total Principal Balance reported in the Monthly Servicer's Certificate, dated April 8, 2002, by $392,133,654.29. The difference is due to a one-time reclassification of receivables from Principal Receivables to Finance Charge Receivables. This reclassification reflects a cumulative overstatement of Principal Receivables and a corresponding understatement of Finance Charge Receivables which began at the inception of the Trust and continued through the Monthly Period reported in the Monthly Servicer's Certificate, dated April 8, 2002. This one-time reclassification results in an accurate reflection of the Beginning Total Principal Balance as of March 27, 2002. This downward adjustment of Principal Receivables by approximately 1.9% is immaterial to the Trust. The incorrect classification of the Receivables did not impact reported cash flows for the Trust, did not result in any failure to make any payment or deposit required under the pooling and servicing agreement, and did not at any time cause principal balances in the Trust to fall below the required minimum Principal balance. However, there was an immaterial impact on the reported Principal balance and related calculations.

B. Series Allocations                                       Series 1997-1      Series 1998-1      Series 1999-1     Series 1999-2
---------------------                                       -------------      -------------      -------------     -------------
Group Number                                                              1                  2                  1                1
Invested Amount                                            1,000,000,000.00   1,000,000,000.00   1,000,000,000.00   500,000,000.00
Adjusted Invested Amount                                   1,000,000,000.00   1,000,000,000.00   1,000,000,000.00   500,000,000.00
Principal Funding Account Balance                                      0.00               0.00               0.00             0.00
Series Required Transferor Amount                             70,000,000.00      70,000,000.00      70,000,000.00    35,000,000.00
Series Allocation Percentage                                          6.18%              6.18%              6.18%            3.09%
Series Alloc. Finance Charge Collections                      21,290,328.77      21,290,328.77      21,290,328.77    10,645,164.38
Series Allocable Recoveries                                      952,402.39         952,402.39         952,402.39       476,201.20
Series Alloc. Principal Collections                          233,212,774.40     233,212,774.40     233,212,774.40   116,606,387.20
Series Allocable Defaulted Amount                              7,267,582.93       7,267,582.93       7,267,582.93     3,633,791.47
B. Series Allocations                       Series 1999-3    Series 1999-4      Series 1999-5      Series 1999-6     Series 2000-1
---------------------                       -------------    -------------      -------------      -------------     -------------
Group Number                                             2                2                  2                  2                1
Invested Amount                           1,000,000,000.00   500,000,000.00     500,000,000.00     500,000,000.00   500,000,000.00
Adjusted Invested Amount                  1,000,000,000.00   500,000,000.00     500,000,000.00     500,000,000.00   500,000,000.00
Principal Funding Account Balance                     0.00             0.00               0.00               0.00             0.00
Series Required Transferor Amount            70,000,000.00    35,000,000.00      35,000,000.00      35,000,000.00    35,000,000.00
Series Allocation Percentage                         6.18%            3.09%              3.09%              3.09%            3.09%
Series Alloc. Finance Charge Collections     21,290,328.77    10,645,164.38      10,645,164.38      10,645,164.38    10,645,164.38
Series Allocable Recoveries                     952,402.39       476,201.20         476,201.20         476,201.20       476,201.20
Series Alloc. Principal Collections         233,212,774.40   116,606,387.20     116,606,387.20     116,606,387.20   116,606,387.20
Series Allocable Defaulted Amount             7,267,582.93     3,633,791.47       3,633,791.47       3,633,791.47     3,633,791.47
B. Series Allocations                       Series 2000-2    Series 2000-3     Series 2000-4      Series 2000-5      Series 2001-1
---------------------                       -------------    -------------     -------------      -------------      -------------
Group Number                                             2                2                  2                  2                2
Invested Amount                             500,000,000.00 1,000,000,000.00   1,212,122,000.00     787,878,000.00   750,000,000.00
Adjusted Invested Amount                    500,000,000.00 1,000,000,000.00   1,212,122,000.00     787,878,000.00   750,000,000.00
Principal Funding Account Balance                     0.00             0.00               0.00               0.00             0.00
Series Required Transferor Amount            35,000,000.00    70,000,000.00      84,848,540.00      55,151,460.00    52,500,000.00
Series Allocation Percentage                         3.09%            6.18%              7.49%              4.87%            4.63%
Series Alloc. Finance Charge Collections     10,645,164.38    21,290,328.77      25,806,475.89      16,774,181.65    15,967,746.58
Series Allocable Recoveries                     476,201.20       952,402.39       1,154,427.89         750,376.89       714,301.80
Series Alloc. Principal Collections         116,606,387.20   233,212,774.40     282,682,334.54     183,743,214.27   174,909,580.80
Series Allocable Defaulted Amount             3,633,791.47     7,267,582.93       8,809,197.16       5,725,968.71     5,450,687.20
B. Series Allocations                       Series 2001-2    Series 2001-3      Series 2001-4      Series 2001-5     Series 2001-6
---------------------                       -------------    -------------      -------------      -------------     -------------
Group Number                                             1                2                  2                  2                2
Invested Amount                             250,000,000.00   750,000,000.00     725,000,000.00     500,000,000.00   700,000,000.00
Adjusted Invested Amount                    250,000,000.00   750,000,000.00     725,000,000.00     500,000,000.00   700,000,000.00
Principal Funding Account Balance                     0.00             0.00               0.00               0.00             0.00
Series Required Transferor Amount            17,500,000.00    52,500,000.00      50,750,000.00      35,000,000.00    49,000,000.00
Series Allocation Percentage                         1.54%            4.63%              4.48%              3.09%            4.32%
Series Alloc. Finance Charge Collections      5,322,582.19    15,967,746.58      15,435,488.36      10,645,164.38    14,903,230.14
Series Allocable Recoveries                     238,100.60       714,301.80         690,491.74         476,201.20       666,681.68
Series Alloc. Principal Collections          58,303,193.60   174,909,580.80     169,079,261.44     116,606,387.20   163,248,942.08
Series Allocable Defaulted Amount             1,816,895.73     5,450,687.20       5,268,997.63       3,633,791.47     5,087,308.05

B. Series Allocations                       Series 2001-7    Series 2002-1       Series 2002-2                        Trust Total
---------------------                       -------------    -------------       -------------                        -----------
Group Number                                             2                2                  2
Invested Amount                             650,000,000.00   920,000,000.00     940,000,000.00                   16,185,000,000.00
Adjusted Invested Amount                    650,000,000.00   920,000,000.00     940,000,000.00                   16,185,000,000.00
Principal Funding Account Balance                     0.00             0.00               0.00                                0.00
Series Required Transferor Amount            45,500,000.00    64,400,000.00      65,800,000.00                    1,132,950,000.00
Series Allocation Percentage                         4.02%            5.68%              5.81%                                100%
Series Alloc. Finance Charge Collections     13,838,713.70    19,587,102.47      20,012,909.04                      344,583,971.13
Series Allocable Recoveries                     619,061.56       876,210.20         895,258.25                       15,414,632.75
Series Alloc. Principal Collections         151,588,303.36   214,555,752.45     219,220,007.94                    3,774,548,753.74
Series Allocable Defaulted Amount             4,723,928.91     6,686,176.30       6,831,527.96                      117,625,829.80

C. Group Allocations

1. Group 1 Allocations                                       Series 1997-1       Series 1999-1      Series 1999-2    Series 2000-1
----------------------                                       -------------       -------------      -------------    -------------
Investor Finance Charge Collections                           17,030,843.13      17,030,843.13       8,515,421.57     8,515,421.57

Investor Monthly Interest                                      5,080,520.83       4,498,541.67       2,381,666.67     2,866,250.00
Investor Default Amount                                        5,813,581.66       5,813,581.66       2,906,790.83     2,906,790.83
Investor Monthly Fees                                          1,666,666.67       1,666,666.67         833,333.33       833,333.33
Investor Additional Amounts                                            0.00               0.00               0.00             0.00
Total                                                         12,560,769.16      11,978,789.99       6,121,790.83     6,606,374.16
Reallocated Investor Finance Charge
  Collections                                                 17,030,843.13      17,030,843.13       8,515,421.57     8,515,421.57
Available Excess                                               4,470,073.97       5,052,053.14       2,393,630.73     1,909,047.40
1. Group 1 Allocations                       Series 2001-2                                                            Group 1 Total
----------------------                       -------------                                                            -------------
Investor Finance Charge Collections           4,257,710.78                                                           55,350,240.17

Investor Monthly Interest                     1,111,770.83                                                           15,938,750.00
Investor Default Amount                       1,453,395.42                                                           18,894,140.40
Investor Monthly Fees                           416,666.67                                                            5,416,666.67
Investor Additional Amounts                           0.00                                                                    0.00
Total                                         2,981,832.92                                                           40,249,557.07

Reallocated Investor Finance Charge
  Collections                                 4,257,710.78                                                           55,350,240.17
Available Excess                              1,275,877.87                                                           15,100,683.11
2. Group 2 Allocations                       Series 1998-1    Series 1999-3      Series 1999-4      Series 1999-5    Series 1999-6
----------------------                       -------------    -------------      -------------      -------------    -------------
Investor Finance Charge Collections          17,030,843.13    17,030,843.13       8,518,295.57       8,515,421.57     8,515,421.57

Investor Monthly Interest                     1,676,041.67     1,736,208.33         879,104.17         909,125.00       893,708.33
Investor Default Amount                       5,813,581.66     5,813,581.66       2,906,790.83       2,906,790.83     2,906,790.83
Investor Monthly Fees                         1,666,666.67     1,666,666.67         833,333.33         833,333.33       833,333.33
Investor Additional Amounts                           0.00             0.00               0.00               0.00             0.00
Total                                         9,156,289.99     9,216,456.66       4,619,228.33       4,649,249.16     4,633,832.50

Reallocated Investor Finance Charge
  Collections                                17,030,843.13    17,030,843.13       8,518,295.57       8,515,421.57     8,515,421.57
Available Excess                              7,874,553.14     7,814,386.47       3,899,067.23       3,866,172.40     3,881,589.07

2. Group 2 Allocations                       Series 2000-2    Series 2000-3      Series 2000-4      Series 2000-5    Series 2001-1
----------------------                       -------------    -------------      -------------      -------------    -------------
Investor Finance Charge Collections           8,515,421.57    17,030,843.13      20,643,459.64      13,418,226.62    12,773,132.35

Investor Monthly Interest                       879,010.42     1,746,666.67       2,220,784.52       1,370,021.07     1,312,093.75
Investor Default Amount                       2,906,790.83     5,813,581.66       7,046,770.23       4,580,393.09     4,360,186.25
Investor Monthly Fees                           833,333.33     1,666,666.67       2,020,203.33       1,313,130.00     1,250,000.00
Investor Additional Amounts                           0.00             0.00               0.00               0.00             0.00
Total                                         4,619,134.58     9,226,914.99      11,287,758.08       7,263,544.16     6,922,280.00

Reallocated Investor Finance Charge
  Collections                                 8,515,421.57    17,030,843.13      20,643,459.64      13,418,226.62    12,773,132.35
Investment Funding Account Proceeds                                                   3,011.00
Available Excess                              3,896,286.98     7,803,928.14       9,358,712.56       6,154,682.46     5,850,852.35

2. Group 2 Allocations                       Series 2001-3    Series 2001-4      Series 2001-5      Series 2001-6    Series 2001-7
----------------------                       -------------    -------------      -------------      -------------    -------------
Investor Finance Charge Collections          12,773,132.35    12,347,361.27       8,515,421.57      11,921,590.19    11,070,048.03

Investor Monthly Interest                     1,299,000.00     1,261,439.58         893,437.50       1,211,729.17     1,125,610.42
Investor Default Amount                       4,360,186.25     4,214,846.70       2,906,790.83       4,069,507.16     3,778,828.08
Investor Monthly Fees                         1,250,000.00     1,208,333.33         833,333.33       1,166,666.67     1,083,333.33
Investor Additional Amounts                           0.00             0.00               0.00               0.00             0.00
Total                                         6,909,186.25     6,684,619.62       4,633,561.66       6,447,903.00     5,987,771.83

Reallocated Investor Finance Charge
  Collections                                12,773,132.35    12,347,361.27       8,515,421.57      11,921,590.19    11,070,048.03
Investment Funding Account Proceeds
Available Excess                              5,863,946.10     5,662,741.65       3,881,859.90       5,473,687.19     5,082,276.20

2. Group 2 Allocations                       Series 2002-1    Series 2002-2                                         Group 2 Total
----------------------                       -------------    -------------                                         -------------
Investor Finance Charge Collections          15,668,375.68    16,008,992.54                                         220,296,829.89

Investor Monthly Interest                     1,596,583.33     1,079,407.22                                          22,089,971.14
Investor Default Amount                       5,348,495.13     5,464,766.76                                          75,198,678.79
Investor Monthly Fees                         1,533,333.33     1,566,666.67                                          21,558,333.33
Investor Additional Amounts                           0.00             0.00                                                   0.00
Total                                         8,478,411.80     8,110,840.65                                         118,846,983.26

Reallocated Investor Finance Charge
   Collections                               15,668,375.68    16,008,992.54                                         220,296,829.89
Investment Funding Account Proceeds                                                                                       3,011.00
Available Excess                              7,189,963.88     7,898,151.89                                         101,452,857.63

D. Trust Performance

Delinquencies:

31-60 Days Delinquent:                         251,867,927
61-90 Days Delinquent:                         155,828,591
90+ Days Delinquent:                           244,387,225
Total 30+ Days Delinquent:                     652,083,743

II. Series 1997-1 Certificates


-----------------------------------------------------------------------------------------------------------------------------------
                                                                Series          Total Investor     Transferors
A. Investor/Transferor Allocations                            Allocations          Interest          Interest
----------------------------------                            -----------          --------          --------
Beginning Invested/Transferor Amount                        1,250,104,214.24   1,000,000,000.00    250,104,214.24
Beginning Adjusted Invested Amount                                       N/A   1,000,000,000.00               N/A
Floating Allocation Percentage                                           N/A           79.9933%          20.0067%
Principal Allocation Percentage                                          N/A           79.9933%          20.0067%
Collections of Finance Chg. Receivables                        21,290,328.77      17,030,843.13      4,259,485.64
Collections of Principal Receivables                          233,212,774.40     186,554,666.20     46,658,108.20
Defaulted Amount                                                7,267,582.93       5,813,581.66      1,454,001.27

Ending Invested / Transferor Amounts                        1,253,189,744.09   1,000,000,000.00    253,189,744.09
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
B. Monthly Period Funding Requirements                            Class A            Class B           Interest              Total
--------------------------------------                            -------            -------           --------              -----
Principal Funding Account                                               0.00               0.00              0.00               0.00
Investment Proceeds for Monthly Period                                  0.00               0.00              0.00               0.00
Reserve Draw Amount                                                     0.00               0.00              0.00               0.00
Available Reserve Account Amount                                        0.00               0.00              0.00               0.00
Reserve Account Surplus                                                 0.00               0.00              0.00               0.00

Coupon April 15, 2002 to May 14, 2002                                6.4000%            6.5500%           2.2350%
Monthly Interest Due                                            4,613,333.33         327,500.00        139,687.50       5,080,520.83
Outstanding Monthly Interest Due                                        0.00               0.00              0.00               0.00
Additional Interest Due                                                 0.00               0.00              0.00               0.00
Total Interest Due                                              4,613,333.33         327,500.00        139,687.50       5,080,520.83
Investor Default Amount                                         5,028,748.14         348,814.90        436,018.62       5,813,581.66
Investor Monthly Fees Due                                       1,441,666.67         100,000.00        125,000.00       1,666,666.67
Investor Additional Amounts Due
Total Due                                                      11,083,748.14         776,314.90        700,706.12      12,560,769.16

Reallocated Investor Finance Charge Collections                                                                        17,030,843.13
Interest and Principal Funding Investment Proceeds                                                                              0.00
Interest on Reserve Account                                                                                                     0.00
Series Adjusted Portfolio Yield                                                                                             13.6477%
Base Rate                                                                                                                    8.2091%
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                     Class A             Class B           Interest           Total
--------------------------------------------                     -------             -------           --------           -----
Beginning Certificates Balance                                865,000,000.00      60,000,000.00     75,000,000.00   1,000,000,000.00
Interest Distributions                                          4,613,333.33         327,500.00        139,687.50       5,080,520.83
Principal Deposits - Prin. Funding Account                              0.00               0.00              0.00               0.00
Principal Distributions                                                 0.00               0.00              0.00               0.00
Total Distributions                                             4,613,333.33         327,500.00        139,687.50       5,080,520.83
Ending Certificates Balance                                   865,000,000.00      60,000,000.00     75,000,000.00   1,000,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $5.33

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $5.33

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the Class A
       Certificates exceeds the Class A Invested
       Amount after giving effect to all transactions
       on such Distribution Date:                                       $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $5.46

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $5.46

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the
       Class B Invested Amount after giving
       effect to all transactions on such
       Distribution Date:                                               $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $139,687.50

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $139,687.50

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $14,731,679.31

       a. Class A Monthly Interest:                             $4,613,333.33
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $5,028,748.14
       e. Excess Spread:                                        $5,089,597.84

   2.  Class B Available Funds:                                 $1,021,850.59

       a. Class B Monthly Interest:                               $327,500.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $694,350.59

   3.  Collateral Available Funds:                              $1,277,313.23

       a. Excess Spread:                                        $1,277,313.23

   4.  Total Excess Spread:                                     $7,061,261.66

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              79.9933%

   2.  Series 1997-1 Allocable Principal
       Collections:                                           $233,212,774.40

   3.  Principal Allocation Percentage of
       Series 1997-1 Allocable Principal Collections:         $186,554,666.20

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $186,554,666.20

   6.  Shared Principal Collections from other
       Series allocated to Series 1997-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,813,581.66

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $192,368,247.86

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $75,000,000.00

   2.  Required Collateral Invested Amount                     $75,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $192,368,247.86

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1997-1

   1.  Excess Spread:                                           $7,061,261.66
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $348,814.90

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $139,687.50
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $436,018.62
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,470,073.97

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      8.2091%
       b. Prior Monthly Period                                        7.9528%
       c. Second Prior Monthly Period                                 8.7824%

   2.  Three Month Average Base Rate                                  8.3147%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.6477%
       b. Prior Monthly Period                                       13.9345%
       c. Second Prior Monthly Period                                14.1564%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.9129%


III. Series 1998-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Series        Total Investor      Transferors
A. Investor/Transferor Allocations                             Allocations         Interest          Interest
----------------------------------                             -----------         --------          --------
Beginning Invested/Transferor Amount                        1,250,104,214.24   1,000,000,000.00    250,104,214.24
Beginning Adjusted Invested Amount                                       N/A   1,000,000,000.00               N/A
Floating Allocation Percentage                                           N/A           79.9933%          20.0067%
Principal Allocation Percentage                                          N/A           79.9933%          20.0067%
Collections of Finance Chg. Receivables                        21,290,328.77      17,030,843.13      4,259,485.64
Collections of Principal Receivables                          233,212,774.40     186,554,666.20     46,658,108.20
Defaulted Amount                                                7,267,582.93       5,813,581.66      1,454,001.27

Ending Invested / Transferor Amounts                        1,253,189,744.09   1,000,000,000.00    253,189,744.09

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
B. Monthly Period Funding Requirements                            Class A             Class B          Interest           Total
--------------------------------------                            -------             -------          --------           -----
Principal Funding Account                                               0.00               0.00              0.00               0.00
Investment Proceeds for Monthly Period                                  0.00               0.00              0.00               0.00
Reserve Draw Amount                                                     0.00               0.00              0.00               0.00
Available Reserve Account Amount                                        0.00               0.00              0.00               0.00
Reserve Account Surplus                                                 0.00               0.00              0.00               0.00

Coupon April 15, 2002 to May 14, 2002                                1.9500%            2.1100%           2.4600%
Monthly Interest Due                                            1,340,625.00         140,666.67        194,750.00       1,676,041.67
Outstanding Monthly Interest Due                                        0.00               0.00              0.00               0.00
Additional Interest Due                                                 0.00               0.00              0.00               0.00
Total Interest Due                                              1,340,625.00         140,666.67        194,750.00       1,676,041.67
Investor Default Amount                                         4,796,204.87         465,086.53        552,290.26       5,813,581.66
Investor Monthly Fees Due                                       1,375,000.00         133,333.33        158,333.33       1,666,666.67
Investor Additional Amounts Due
Total Due                                                       7,511,829.87         739,086.53        905,373.59       9,156,289.99

Reallocated Investor Finance Charge Collections                                                                        17,030,843.13
Interest and Principal Funding Investment Proceeds                                                                              0.00
Interest on Reserve Account                                                                                                     0.00
Series Adjusted Portfolio Yield                                                                                             13.6477%
Base Rate                                                                                                                    4.0670%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                      Class A            Class B           Interest            Total
--------------------------------------------                      -------            -------           --------            -----
Beginning Certificates Balance                                825,000,000.00      80,000,000.00     95,000,000.00   1,000,000,000.00
Interest Distributions                                          1,340,625.00         140,666.67        194,750.00       1,676,041.67
Principal Deposits - Prin. Funding Account                              0.00               0.00              0.00               0.00
Principal Distributions                                                 0.00               0.00              0.00               0.00
Total Distributions                                             1,340,625.00         140,666.67        194,750.00       1,676,041.67
Ending Certificates Balance                                   825,000,000.00      80,000,000.00     95,000,000.00   1,000,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.63

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.63

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.76

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.76

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $194,750.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $194,750.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $14,050,445.58

       a. Class A Monthly Interest:                             $1,340,625.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,796,204.87
       e. Excess Spread:                                        $7,913,615.71

   2.  Class B Available Funds:                                 $1,362,467.45

       a. Class B Monthly Interest:                               $140,666.67
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,221,800.78

   3.  Collateral Available Funds:                              $1,617,930.10

       a. Excess Spread:                                        $1,617,930.10

   4.  Total Excess Spread:                                    $10,753,346.59

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              79.9933%

   2.  Series 1998-1 Allocable Principal
       Collections:                                           $233,212,774.40

   3.  Principal Allocation Percentage of
       Series 1998-1 Allocable Principal Collections:         $186,554,666.20

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $186,554,666.20

   6.  Shared Principal Collections from other
       Series allocated to Series 1998-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,813,581.66

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $192,368,247.86

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $95,000,000.00

   2.  Required Collateral Invested Amount                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $192,368,247.86

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1998-1

   1.  Excess Spread:                                          $10,753,346.59
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $465,086.53

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $194,750.00
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $552,290.26
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $7,874,553.14

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.0670%
       b. Prior Monthly Period                                        4.0421%
       c. Second Prior Monthly Period                                 4.1991%

   2.  Three Month Average Base Rate                                  4.1027%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.6477%
       b. Prior Monthly Period                                       13.9345%
       c. Second Prior Monthly Period                                14.1564%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.9129%

IV. Series 1999-1 Certificates


-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Series          Total Investor     Transferors
A. Investor/Transferor Allocations                             Allocations          Interest         Interest
----------------------------------                             -----------          --------         --------
Beginning Invested/Transferor Amount                        1,250,104,214.24   1,000,000,000.00    250,104,214.24
Beginning Adjusted Invested Amount                                       N/A   1,000,000,000.00               N/A
Floating Allocation Percentage                                           N/A           79.9933%          20.0067%
Principal Allocation Percentage                                          N/A           79.9933%          20.0067%
Collections of Finance Chg. Receivables                        21,290,328.77      17,030,843.13      4,259,485.64
Collections of Principal Receivables                          233,212,774.40     186,554,666.20     46,658,108.20
Defaulted Amount                                                7,267,582.93       5,813,581.66      1,454,001.27

Ending Invested / Transferor Amounts                        1,253,189,744.09   1,000,000,000.00    253,189,744.09

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                            Class A            Class B           Interest           Total
--------------------------------------                            -------            -------           --------           -----
Principal Funding Account                                               0.00               0.00              0.00               0.00
Investment Proceeds for Monthly Period                                  0.00               0.00              0.00               0.00
Reserve Draw Amount                                                     0.00               0.00              0.00               0.00
Available Reserve Account Amount                                        0.00               0.00              0.00               0.00
Reserve Account Surplus                                                 0.00               0.00              0.00               0.00

Coupon April 15, 2002 to May 14, 2002                                5.6000%            5.8500%           2.7100%
Monthly Interest Due                                            4,036,666.67         292,500.00        169,375.00       4,498,541.67
Outstanding Monthly Interest Due                                        0.00               0.00              0.00               0.00
Additional Interest Due                                                 0.00               0.00              0.00               0.00
Total Interest Due                                              4,036,666.67         292,500.00        169,375.00       4,498,541.67
Investor Default Amount                                         5,028,748.14         348,814.90        436,018.62       5,813,581.66
Investor Monthly Fees Due                                       1,441,666.67         100,000.00        125,000.00       1,666,666.67
Investor Additional Amounts Due
Total Due                                                      10,507,081.47         741,314.90        730,393.62      11,978,789.99

Reallocated Investor Finance Charge Collections                                                                        17,030,843.13
Interest and Principal Funding Investment Proceeds                                                                              0.00
Interest on Reserve Account                                                                                                     0.00
Series Adjusted Portfolio Yield                                                                                             13.6477%
Base Rate                                                                                                                    7.5010%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                      Class A           Class B           Interest            Total
--------------------------------------------                      -------           -------           --------            -----
Beginning Certificates Balance                                865,000,000.00      60,000,000.00     75,000,000.00   1,000,000,000.00
Interest Distributions                                          4,036,666.67         292,500.00        169,375.00       4,498,541.67
Principal Deposits - Prin. Funding Account                              0.00               0.00              0.00               0.00
Principal Distributions                                                 0.00               0.00              0.00               0.00
Total Distributions                                             4,036,666.67         292,500.00        169,375.00       4,498,541.67
Ending Certificates Balance                                   865,000,000.00      60,000,000.00     75,000,000.00   1,000,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $4.67

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $4.67

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to all
       transactions on such Distribution Date:                          $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $4.88

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $4.88

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to all
       transactions on such Distribution Date:                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $169,375.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $169,375.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $14,731,679.31

       a. Class A Monthly Interest:                             $4,036,666.67
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $5,028,748.14
       e. Excess Spread:                                        $5,666,264.50

   2.  Class B Available Funds:                                 $1,021,850.59

       a. Class B Monthly Interest:                               $292,500.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $729,350.59

   3.  Collateral Available Funds:                              $1,277,313.23

       a. Excess Spread:                                        $1,277,313.23

   4.  Total Excess Spread:                                     $7,672,928.33

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              79.9933%

   2.  Series 1999-1 Allocable Principal
       Collections:                                           $233,212,774.40

   3.  Principal Allocation Percentage of
       Series 1999-1 Allocable Principal Collections:         $186,554,666.20

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $186,554,666.20

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,813,581.66

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $192,368,247.86

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $75,000,000.00

   2.  Required Collateral Invested Amount                     $75,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $192,368,247.86

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-1

   1.  Excess Spread:                                           $7,672,928.33
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $348,814.90

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $169,375.00
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $436,018.62
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,052,053.14

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      7.5010%
       b. Prior Monthly Period                                        7.2687%
       c. Second Prior Monthly Period                                 8.0211%

   2.  Three Month Average Base Rate                                  7.5969%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.6477%
       b. Prior Monthly Period                                       13.9345%
       c. Second Prior Monthly Period                                14.1564%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.9129%

V. Series 1999-2 Certificates


-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Series         Total Investor    Transferors
A. Investor/Transferor Allocations                             Allocations          Interest         Interest
----------------------------------                             -----------          --------         --------
Beginning Invested/Transferor Amount                          625,052,107.12     500,000,000.00    125,052,107.12
Beginning Adjusted Invested Amount                                       N/A     500,000,000.00               N/A
Floating Allocation Percentage                                           N/A           79.9933%          20.0067%
Principal Allocation Percentage                                          N/A           79.9933%          20.0067%
Collections of Finance Chg. Receivables                        10,645,164.38       8,515,421.57      2,129,742.82
Collections of Principal Receivables                          116,606,387.20      93,277,333.10     23,329,054.10
Defaulted Amount                                                3,633,791.47       2,906,790.83        727,000.64

Ending Invested / Transferor Amounts                          626,594,872.05     500,000,000.00    126,594,872.05

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                            Class A            Class B           Interest            Total
--------------------------------------                            -------            -------           --------            -----
Principal Funding Account                                               0.00               0.00              0.00               0.00
Investment Proceeds for Monthly Period                                  0.00               0.00              0.00               0.00
Reserve Draw Amount                                                     0.00               0.00              0.00               0.00
Available Reserve Account Amount                                        0.00               0.00              0.00               0.00
Reserve Account Surplus                                                 0.00               0.00              0.00               0.00

Coupon April 15, 2002 to May 14, 2002                                5.9500%            6.1000%           2.7100%
Monthly Interest Due                                            2,144,479.17         152,500.00         84,687.50       2,381,666.67
Outstanding Monthly Interest Due                                        0.00               0.00              0.00               0.00
Additional Interest Due                                                 0.00               0.00              0.00               0.00
Total Interest Due                                              2,144,479.17         152,500.00         84,687.50       2,381,666.67
Investor Default Amount                                         2,514,374.07         174,407.45        218,009.31       2,906,790.83
Investor Monthly Fees Due                                         720,833.33          50,000.00         62,500.00         833,333.33
Investor Additional Amounts Due
Total Due                                                       5,379,686.57         376,907.45        365,196.81       6,121,790.83

Reallocated Investor Finance Charge Collections                                                                         8,515,421.57
Interest and Principal Funding Investment Proceeds                                                                              0.00
Interest on Reserve Account                                                                                                     0.00
Series Adjusted Portfolio Yield                                                                                             13.6477%
Base Rate                                                                                                                    7.8232%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                      Class A            Class B          Interest            Total
--------------------------------------------                      -------            -------          --------            -----

Beginning Certificates Balance                                432,500,000.00      30,000,000.00     37,500,000.00     500,000,000.00
Interest Distributions                                          2,144,479.17         152,500.00         84,687.50       2,381,666.67
Principal Deposits - Prin. Funding Account                              0.00               0.00              0.00               0.00
Principal Distributions                                                 0.00               0.00              0.00               0.00
Total Distributions                                             2,144,479.17         152,500.00         84,687.50       2,381,666.67
Ending Certificates Balance                                   432,500,000.00      30,000,000.00     37,500,000.00     500,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $4.96

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $4.96

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the
       Class A Invested Amount after giving
       effect to all transactions on such
       Distribution Date:                                               $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $5.08

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $5.08

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the
       Class B Invested Amount after giving
       effect to all transactions on such
       Distribution Date:                                               $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $84,687.50

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $84,687.50

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,365,839.65

       a. Class A Monthly Interest:                             $2,144,479.17
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,514,374.07
       e. Excess Spread:                                        $2,706,986.42

   2.  Class B Available Funds:                                   $510,925.29

       a. Class B Monthly Interest:                               $152,500.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $358,425.29

   3.  Collateral Available Funds:                                $638,656.62

       a. Excess Spread:                                          $638,656.62

   4.  Total Excess Spread:                                     $3,704,068.33

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              79.9933%

   2.  Series 1999-2 Allocable Principal
       Collections:                                           $116,606,387.20

   3.  Principal Allocation Percentage of
       Series 1999-2 Allocable Principal Collections:          $93,277,333.10

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $93,277,333.10

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,906,790.83

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $96,184,123.93

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $37,500,000.00

   2.  Required Collateral Invested Amount                     $37,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $96,184,123.93

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-2

   1.  Excess Spread:                                           $3,704,068.33
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $174,407.45

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $84,687.50
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $218,009.31
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $2,393,630.73

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      7.8232%
       b. Prior Monthly Period                                        7.5805%
       c. Second Prior Monthly Period                                 8.3663%

   2.  Three Month Average Base Rate                                  7.9233%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.6477%
       b. Prior Monthly Period                                       13.9345%
       c. Second Prior Monthly Period                                14.1564%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.9129%

VI. Series 1999-3 Certificates


-----------------------------------------------------------------------------------------------------------------------------------
                                                                Series          Total Investor     Transferors
A. Investor/Transferor Allocations                            Allocations          Interest          Interest
----------------------------------                            -----------          --------          --------
Beginning Invested/Transferor Amount                        1,250,104,214.24   1,000,000,000.00    250,104,214.24
Beginning Adjusted Invested Amount                                       N/A   1,000,000,000.00               N/A
Floating Allocation Percentage                                           N/A           79.9933%          20.0067%
Principal Allocation Percentage                                          N/A           79.9933%          20.0067%
Collections of Finance Chg. Receivables                        21,290,328.77      17,030,843.13      4,259,485.64
Collections of Principal Receivables                          233,212,774.40     186,554,666.20     46,658,108.20
Defaulted Amount                                                7,267,582.93       5,813,581.66      1,454,001.27

Ending Invested / Transferor Amounts                        1,253,189,744.09   1,000,000,000.00    253,189,744.09

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Collateral
B. Monthly Period Funding Requirements                           Class A                Class B          Interest            Total
--------------------------------------                           -------                -------          --------            -----
Principal Funding Account                                               0.00               0.00              0.00               0.00
Investment Proceeds for Monthly Period                                  0.00               0.00              0.00               0.00
Reserve Draw Amount                                                     0.00               0.00              0.00               0.00
Available Reserve Account Amount                                        0.00               0.00              0.00               0.00
Reserve Account Surplus                                                 0.00               0.00              0.00               0.00

Coupon April 15, 2002 to May 14, 2002                                2.0000%            2.2000%           2.7100%
Monthly Interest Due                                            1,375,000.00         146,666.67        214,541.67       1,736,208.33
Outstanding Monthly Interest Due                                        0.00               0.00              0.00               0.00
Additional Interest Due                                                 0.00               0.00              0.00               0.00
Total Interest Due                                              1,375,000.00         146,666.67        214,541.67       1,736,208.33
Investor Default Amount                                         4,796,204.87         465,086.53        552,290.26       5,813,581.66
Investor Monthly Fees Due                                       1,375,000.00         133,333.33        158,333.33       1,666,666.67
Investor Additional Amounts Due
Total Due                                                       7,546,204.87         745,086.53        925,165.26       9,216,456.66

Reallocated Investor Finance Charge Collections                                                                        17,030,843.13
Interest and Principal Funding Investment Proceeds                                                                              0.00
Interest on Reserve Account                                                                                                     0.00
Series Adjusted Portfolio Yield                                                                                             13.6477%
Base Rate                                                                                                                    4.1402%
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                      Class A            Class B           Interest            Total
--------------------------------------------                      -------            -------           --------            -----
Beginning Certificates Balance                                825,000,000.00      80,000,000.00     95,000,000.00   1,000,000,000.00
Interest Distributions                                          1,375,000.00         146,666.67        214,541.67       1,736,208.33
Principal Deposits - Prin. Funding Account                              0.00               0.00              0.00               0.00
Principal Distributions                                                 0.00               0.00              0.00               0.00
Total Distributions                                             1,375,000.00         146,666.67        214,541.67       1,736,208.33
Ending Certificates Balance                                   825,000,000.00      80,000,000.00     95,000,000.00   1,000,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.67

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.67

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the
       Class A Invested Amount after giving
       effect to all transactions on such
       Distribution Date:                                               $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.83

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.83

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the
       Class B Invested Amount after giving
       effect to all transactions on such
       Distribution Date:                                               $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $214,541.67

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $214,541.67

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $14,050,445.58

       a. Class A Monthly Interest:                             $1,375,000.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,796,204.87
       e. Excess Spread:                                        $7,879,240.71

   2.  Class B Available Funds:                                 $1,362,467.45

       a. Class B Monthly Interest:                               $146,666.67
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,215,800.78

   3.  Collateral Available Funds:                              $1,617,930.10

       a. Excess Spread:                                        $1,617,930.10

   4.  Total Excess Spread:                                    $10,712,971.59

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              79.9933%

   2.  Series 1999-3 Allocable Principal
       Collections:                                           $233,212,774.40

   3.  Principal Allocation Percentage of
       Series 1999-3 Allocable Principal Collections:         $186,554,666.20

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $186,554,666.20

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,813,581.66

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $192,368,247.86

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $95,000,000.00

   2.  Required Collateral Invested Amount                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $192,368,247.86

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-3

   1.  Excess Spread:                                          $10,712,971.59
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $465,086.53

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $214,541.67
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $552,290.26
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $7,814,386.47

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.1402%
       b. Prior Monthly Period                                        4.1153%
       c. Second Prior Monthly Period                                 4.2723%

   2.  Three Month Average Base Rate                                  4.1759%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.6477%
       b. Prior Monthly Period                                       13.9345%
       c. Second Prior Monthly Period                                14.1564%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.9129%

VII. Series 1999-4 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Series           Total Investor   Transferors
A. Investor/Transferor Allocations                             Allocations           Interest       Interest
----------------------------------                             -----------           --------       --------
Beginning Invested/Transferor Amount                          625,052,107.12     500,000,000.00    125,052,107.12
Beginning Adjusted Invested Amount                                       N/A     500,000,000.00               N/A
Floating Allocation Percentage                                           N/A           79.9933%          20.0067%
Principal Allocation Percentage                                          N/A           79.9933%          20.0067%
Collections of Finance Chg. Receivables                        10,645,164.38       8,518,295.57      2,129,742.82
Collections of Principal Receivables                          116,606,387.20      93,277,333.10     23,329,054.10
Defaulted Amount                                                3,633,791.47       2,906,790.83        727,000.64

Ending Invested / Transferor Amounts                          626,594,872.05     500,000,000.00    126,594,872.05

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Collateral
B. Monthly Period Funding Requirements                           Class A              Class B            Interest         Total
--------------------------------------                           -------              -------            --------         -----
Principal Funding Account                                               0.00               0.00              0.00               0.00
Investment Proceeds for Monthly Period                                  0.00               0.00              0.00               0.00
Reserve Draw Amount                                                     0.00               0.00              0.00               0.00
Available Reserve Account Amount                                2,062,500.00               0.00              0.00       2,062,500.00
Reserve Account Surplus                                                 0.00               0.00              0.00               0.00

Coupon April 15, 2002 to May 14, 2002                                2.0300%            2.2800%           2.6600%
Monthly Interest Due                                              697,812.50          76,000.00        105,291.67         879,104.17
Outstanding Monthly Interest Due                                        0.00               0.00              0.00               0.00
Additional Interest Due                                                 0.00               0.00              0.00               0.00
Total Interest Due                                                697,812.50          76,000.00        105,291.67         879,104.17
Investor Default Amount                                         2,398,102.44         232,543.27        276,145.13       2,906,790.83
Investor Monthly Fees Due                                         687,500.00          66,666.67         79,166.67         833,333.33
Investor Additional Amounts Due
Total Due                                                       3,783,414.94         375,209.93        460,603.46       4,619,228.33

Reallocated Investor Finance Charge Collections                                                                         8,518,295.57
Interest and Principal Funding Investment Proceeds                                                                              0.00
Interest on Reserve Account                                                                                                 2,874.00
Series Adjusted Portfolio Yield                                                                                             13.6547%
Base Rate                                                                                                                    4.1669%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                      Class A            Class B         Interest             Total
--------------------------------------------                      -------            -------         --------             -----
Beginning Certificates Balance                                412,500,000.00      40,000,000.00     47,500,000.00     500,000,000.00
Interest Distributions                                            697,812.50          76,000.00        105,291.67         879,104.17
Principal Deposits - Prin. Funding Account                              0.00               0.00              0.00               0.00
Principal Distributions                                                 0.00               0.00              0.00               0.00
Total Distributions                                               697,812.50          76,000.00        105,291.67         879,104.17
Ending Certificates Balance                                   412,500,000.00      40,000,000.00     47,500,000.00     500,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.69

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.69

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the
       Class A Invested Amount after giving
       effect to all transactions on such
       Distribution Date:                                               $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.90

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.90

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the
       Class B Invested Amount after giving
       effect to all transactions on such
       Distribution Date:                                               $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $105,291.67

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $105,291.67

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,027,593.84

       a. Class A Monthly Interest:                               $697,812.50
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,398,102.44
       e. Excess Spread:                                        $3,931,678.88

   2.  Class B Available Funds:                                   $681,463.64

       a. Class B Monthly Interest:                                $76,000.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $605,463.64

   3.  Collateral Available Funds:                                $809,238.08

       a. Excess Spread:                                          $809,238.08

   4.  Total Excess Spread:                                     $5,346,380.63

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              79.9933%

   2.  Series 1999-4 Allocable Principal
       Collections:                                           $116,606,387.20

   3.  Principal Allocation Percentage of
       Series 1999-4 Allocable Principal Collections:          $93,277,333.10

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $93,277,333.10

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-4:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,906,790.83

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $96,184,123.93

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $96,184,123.93

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-4

   1.  Excess Spread:                                           $5,346,380.61
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $232,543.27

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $105,291.67
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $276,145.13
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $3,899,067.23

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.1669%
       b. Prior Monthly Period                                        4.1421%
       c. Second Prior Monthly Period                                 4.2991%

   2.  Three Month Average Base Rate                                  4.2027%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.6547%
       b. Prior Monthly Period                                       13.9345%
       c. Second Prior Monthly Period                                14.1564%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.9152%

VIII. Series 1999-5 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                                Series            Total Investor   Transferors
A. Investor/Transferor Allocations                             Allocations          Interest        Interest
----------------------------------                             -----------          --------        --------
Beginning Invested/Transferor Amount                          625,052,107.12     500,000,000.00    125,052,107.12
Beginning Adjusted Invested Amount                                       N/A     500,000,000.00               N/A
Floating Allocation Percentage                                           N/A           79.9933%          20.0067%
Principal Allocation Percentage                                          N/A           79.9933%          20.0067%
Collections of Finance Chg. Receivables                        10,645,164.38       8,515,421.57      2,129,742.82
Collections of Principal Receivables                          116,606,387.20      93,277,333.10     23,329,054.10
Defaulted Amount                                                3,633,791.47       2,906,790.83        727,000.64

Ending Invested / Transferor Amounts                          626,594,872.05     500,000,000.00    126,594,872.05


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Collateral
B. Monthly Period Funding Requirements                                Class A           Class B           Interest           Total
--------------------------------------                                -------           -------           --------           -----
Principal Funding Account                                               0.00               0.00              0.00               0.00
Investment Proceeds for Monthly Period                                  0.00               0.00              0.00               0.00
Reserve Draw Amount                                                     0.00               0.00              0.00               0.00
Available Reserve Account Amount                                        0.00               0.00              0.00               0.00
Reserve Account Surplus                                                 0.00               0.00              0.00               0.00

Coupon April 15, 2002 to May 14, 2002                                2.1000%            2.3400%           2.7600%
Monthly Interest Due                                              721,875.00          78,000.00        109,250.00         909,125.00
Outstanding Monthly Interest Due                                        0.00               0.00              0.00               0.00
Additional Interest Due                                                 0.00               0.00              0.00               0.00
Total Interest Due                                                721,875.00          78,000.00        109,250.00         909,125.00
Investor Default Amount                                         2,398,102.44         232,543.27        276,145.13       2,906,790.83
Investor Monthly Fees Due                                         687,500.00          66,666.67         79,166.67         833,333.33
Investor Additional Amounts Due
Total Due                                                       3,807,477.44         377,209.93        464,561.80       4,649,249.16

Reallocated Investor Finance Charge Collections                                                                         8,515,421.57
Interest and Principal Funding Investment Proceeds                                                                              0.00
Interest on Reserve Account                                                                                                     0.00
Series Adjusted Portfolio Yield                                                                                             13.6477%
Base Rate                                                                                                                    4.2400%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                     Class A             Class B          Interest            Total
--------------------------------------------                     -------             -------          --------            -----
Beginning Certificates Balance                                412,500,000.00      40,000,000.00     47,500,000.00     500,000,000.00
Interest Distributions                                            721,875.00          78,000.00        109,250.00         909,125.00
Principal Deposits - Prin. Funding Account                              0.00               0.00              0.00               0.00
Principal Distributions                                                 0.00               0.00              0.00               0.00
Total Distributions                                               721,875.00          78,000.00        109,250.00         909,125.00
Ending Certificates Balance                                   412,500,000.00      40,000,000.00     47,500,000.00     500,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.75

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.75

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the
       Class A Invested Amount after giving
       effect to all transactions on such
       Distribution Date:                                               $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.95

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.95

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the
       Class B Invested Amount after giving
       effect to all transactions on such
       Distribution Date:                                               $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $109,250.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $109,250.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,025,222.79

       a. Class A Monthly Interest:                               $721,875.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,398,102.44
       e. Excess Spread:                                        $3,905,245.36

   2.  Class B Available Funds:                                   $681,233.73

       a. Class B Monthly Interest:                                $78,000.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $603,233.73

   3.  Collateral Available Funds:                                $808,965.05

       a. Excess Spread:                                          $808,965.05

   4.  Total Excess Spread:                                     $5,317,444.13

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              79.9933%

   2.  Series 1999-5 Allocable Principal
       Collections:                                           $116,606,387.20

   3.  Principal Allocation Percentage of
       Series 1999-5 Allocable Principal Collections:          $93,277,333.10

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $93,277,333.10

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,906,790.83

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $96,184,123.93

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $96,184,123.93

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-5

   1.  Excess Spread:                                           $5,317,444.13
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $232,543.27

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $109,250.00
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $276,145.13
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $3,866,172.40

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.2400%
       b. Prior Monthly Period                                        4.2151%
       c. Second Prior Monthly Period                                 4.3721%

   2.  Three Month Average Base Rate                                  4.2758%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.6477%
       b. Prior Monthly Period                                       13.9345%
       c. Second Prior Monthly Period                                14.1564%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.9129%

IX. Series 1999-6 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Series        Total Investor      Transferors
A. Investor/Transferor Allocations                              Allocations        Interest           Interest
----------------------------------                              -----------        --------           --------
Beginning Invested/Transferor Amount                          625,052,107.12     500,000,000.00    125,052,107.12
Beginning Adjusted Invested Amount                                       N/A     500,000,000.00               N/A
Floating Allocation Percentage                                           N/A           79.9933%          20.0067%
Principal Allocation Percentage                                          N/A           79.9933%          20.0067%
Collections of Finance Chg. Receivables                        10,645,164.38       8,515,421.57      2,129,742.82
Collections of Principal Receivables                          116,606,387.20      93,277,333.10     23,329,054.10
Defaulted Amount                                                3,633,791.47       2,906,790.83        727,000.64

Ending Invested / Transferor Amounts                          626,594,872.05     500,000,000.00    126,594,872.05

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                            Class A              Class B         Interest           Total
--------------------------------------                            -------              -------         --------           -----
Principal Funding Account                                               0.00               0.00              0.00               0.00
Investment Proceeds for Monthly Period                                  0.00               0.00              0.00               0.00
Reserve Draw Amount                                                     0.00               0.00              0.00               0.00
Available Reserve Account Amount                                2,062,500.00               0.00              0.00       2,062,500.00
Reserve Account Surplus                                                 0.00               0.00              0.00               0.00

Coupon April 15, 2002 to May 14, 2002                                2.0600%            2.2900%           2.7600%
Monthly Interest Due                                              708,125.00          76,333.33        109,250.00         893,708.33
Outstanding Monthly Interest Due                                        0.00               0.00              0.00               0.00
Additional Interest Due                                                 0.00               0.00              0.00               0.00
Total Interest Due                                                708,125.00          76,333.33        109,250.00         893,708.33
Investor Default Amount                                         2,398,102.44         232,543.27        276,145.13       2,906,790.83
Investor Monthly Fees Due                                         687,500.00          66,666.67         79,166.67         833,333.33
Investor Additional Amounts Due
Total Due                                                       3,793,727.44         375,543.27        464,561.80       4,633,832.50

Reallocated Investor Finance Charge Collections                                                                         8,515,421.57
Interest and Principal Funding Investment Proceeds                                                                              0.00
Interest on Reserve Account                                                                                                     0.00
Series Adjusted Portfolio Yield                                                                                             13.6477%
Base Rate                                                                                                                    4.2025%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                     Class A             Class B          Interest             Total
--------------------------------------------                     -------             -------          --------             -----
Beginning Certificates Balance                                412,500,000.00      40,000,000.00     47,500,000.00     500,000,000.00
Interest Distributions                                            708,125.00          76,333.33        109,250.00         893,708.33
Principal Deposits - Prin. Funding Account                              0.00               0.00              0.00               0.00
Principal Distributions                                                 0.00               0.00              0.00               0.00
Total Distributions                                               708,125.00          76,333.33        109,250.00         893,708.33
Ending Certificates Balance                                   412,500,000.00      40,000,000.00     47,500,000.00     500,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.72

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.72

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the
       Class A Invested Amount after giving
       effect to all transactions on such
       Distribution Date:                                               $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.91

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.91

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the
       Class B Invested Amount after giving
       effect to all transactions on such
       Distribution Date:                                               $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $109,250.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $109,250.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,025,222.79

       a. Class A Monthly Interest:                               $708,125.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,398,102.44
       e. Excess Spread:                                        $3,918,995.36

   2.  Class B Available Funds:                                   $681,233.73

       a. Class B Monthly Interest:                                $76,333.33
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $604,900.39

   3.  Collateral Available Funds:                                $808,965.05

       a. Excess Spread:                                          $808,965.05

   4.  Total Excess Spread:                                     $5,332,860.80

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              79.9933%

   2.  Series 1999-6 Allocable Principal
       Collections:                                           $116,606,387.20

   3.  Principal Allocation Percentage of
       Series 1999-6 Allocable Principal Collections:          $93,277,333.10

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $93,277,333.10

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-6:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,906,790.83

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $96,184,123.93

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $96,184,123.93

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-6

   1.  Excess Spread:                                           $5,332,860.80
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $232,543.27

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $109,250.00
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $276,145.13
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                            $2,062,500.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $1,819,089.07

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.2025%
       b. Prior Monthly Period                                        4.1776%
       c. Second Prior Monthly Period                                 4.3346%

   2.  Three Month Average Base Rate                                  4.2382%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.6477%
       b. Prior Monthly Period                                       13.9345%
       c. Second Prior Monthly Period                                14.1564%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.9129%

X. Series 2000-1 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Series          Total Investor    Transferors
A. Investor/Transferor Allocations                             Allocations         Interest          Interest
----------------------------------                             -----------         --------          --------
Beginning Invested/Transferor Amount                          625,052,107.12     500,000,000.00    125,052,107.12
Beginning Adjusted Invested Amount                                       N/A     500,000,000.00               N/A
Floating Allocation Percentage                                           N/A           79.9933%          20.0067%
Principal Allocation Percentage                                          N/A           79.9933%          20.0067%
Collections of Finance Chg. Receivables                        10,645,164.38       8,515,421.57      2,129,742.82
Collections of Principal Receivables                          116,606,387.20      93,277,333.10     23,329,054.10
Defaulted Amount                                                3,633,791.47       2,906,790.83        727,000.64

Ending Invested / Transferor Amounts                          626,594,872.05     500,000,000.00    126,594,872.05


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                           Class A             Class B           Interest          Total
--------------------------------------                           -------             -------           --------          -----
Principal Funding Account                                               0.00               0.00              0.00               0.00
Investment Proceeds for Monthly Period                                  0.00               0.00              0.00               0.00
Reserve Draw Amount                                                     0.00               0.00              0.00               0.00
Available Reserve Account Amount                                        0.00               0.00              0.00               0.00
Reserve Account Surplus                                                 0.00               0.00              0.00               0.00

Coupon April 15, 2002 to May 14, 2002                                7.2000%            7.4000%           2.7600%
Monthly Interest Due                                            2,595,000.00         185,000.00         86,250.00       2,866,250.00
Outstanding Monthly Interest Due                                        0.00               0.00              0.00               0.00
Additional Interest Due                                                 0.00               0.00              0.00               0.00
Total Interest Due                                              2,595,000.00         185,000.00         86,250.00       2,866,250.00
Investor Default Amount                                         2,514,374.07         174,407.45        218,009.31       2,906,790.83
Investor Monthly Fees Due                                         720,833.33          50,000.00         62,500.00         833,333.33
Investor Additional Amounts Due
Total Due                                                       5,830,207.40         409,407.45        366,759.31       6,606,374.16

Reallocated Investor Finance Charge Collections                                                                         8,515,421.57
Interest and Principal Funding Investment Proceeds                                                                              0.00
Interest on Reserve Account                                                                                                     0.00
Series Adjusted Portfolio Yield                                                                                             13.6477%
Base Rate                                                                                                                    9.0023%
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                     Class A             Class B          Interest             Total
--------------------------------------------                     -------             -------          --------             -----
Beginning Certificates Balance                                432,500,000.00      30,000,000.00     37,500,000.00     500,000,000.00
Interest Distributions                                          2,595,000.00         185,000.00         86,250.00       2,866,250.00
Principal Deposits - Prin. Funding Account                              0.00               0.00              0.00               0.00
Principal Distributions                                                 0.00               0.00              0.00               0.00
Total Distributions                                             2,595,000.00         185,000.00         86,250.00       2,866,250.00
Ending Certificates Balance                                   432,500,000.00      30,000,000.00     37,500,000.00     500,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $6.00

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $6.00

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the
       Class A Invested Amount after giving
       effect to all transactions on such
       Distribution Date:                                               $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $6.17

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $6.17

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the
       Class B Invested Amount after giving
       effect to all transactions on such
       Distribution Date:                                               $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $86,250.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $86,250.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,365,839.65

       a. Class A Monthly Interest:                             $2,595,000.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,514,374.07
       e. Excess Spread:                                        $2,256,465.59

   2.  Class B Available Funds:                                   $510,925.29

       a. Class B Monthly Interest:                               $185,000.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $325,925.29

   3.  Collateral Available Funds:                                $638,656.62

       a. Excess Spread:                                          $638,656.62

   4.  Total Excess Spread:                                     $3,221,047.50

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              79.9933%

   2.  Series 2000-1 Allocable Principal
       Collections:                                           $116,606,387.20

   3.  Principal Allocation Percentage of
       Series 2000-1 Allocable Principal Collections:          $93,277,333.10

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $93,277,333.10

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,906,790.83

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $96,184,123.93

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $37,500,000.00

   2.  Required Collateral Invested Amount                     $37,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $96,184,123.93

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-1

   1.  Excess Spread:                                           $3,221,047.50
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $174,407.45

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $86,250.00
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $218,009.31
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $1,909,047.40

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      9.0023%
       b. Prior Monthly Period                                        8.7217%
       c. Second Prior Monthly Period                                 9.6294%

   2.  Three Month Average Base Rate                                  9.1178%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.6477%
       b. Prior Monthly Period                                       13.9345%
       c. Second Prior Monthly Period                                14.1564%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.9129%

XI. Series 2000-2 Certificates


-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Series         Total Investor    Transferors
A. Investor/Transferor Allocations                             Allocations         Interest         Interest
----------------------------------                             -----------         --------         --------
Beginning Invested/Transferor Amount                          625,052,107.12     500,000,000.00    125,052,107.12
Beginning Adjusted Invested Amount                                       N/A     500,000,000.00               N/A
Floating Allocation Percentage                                           N/A           79.9933%          20.0067%
Principal Allocation Percentage                                          N/A           79.9933%          20.0067%
Collections of Finance Chg. Receivables                        10,645,164.38       8,515,421.57      2,129,742.82
Collections of Principal Receivables                          116,606,387.20      93,277,333.10     23,329,054.10
Defaulted Amount                                                3,633,791.47       2,906,790.83        727,000.64

Ending Invested / Transferor Amounts                          626,594,872.05     500,000,000.00    126,594,872.05


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                           Class A             Class B           Interest            Total
--------------------------------------                           -------             -------           --------            -----
Principal Funding Account                                               0.00               0.00              0.00               0.00
Investment Proceeds for Monthly Period                                  0.00               0.00              0.00               0.00
Reserve Draw Amount                                                     0.00               0.00              0.00               0.00
Available Reserve Account Amount                                        0.00               0.00              0.00               0.00
Reserve Account Surplus                                                 0.00               0.00              0.00               0.00

Coupon April 15, 2002 to May 14, 2002                                2.0250%            2.2100%           2.7600%
Monthly Interest Due                                              696,093.75          73,666.67        109,250.00         879,010.42
Outstanding Monthly Interest Due                                        0.00               0.00              0.00               0.00
Additional Interest Due                                                 0.00               0.00              0.00               0.00
Total Interest Due                                                696,093.75          73,666.67        109,250.00         879,010.42
Investor Default Amount                                         2,398,102.44         232,543.27        276,145.13       2,906,790.83
Investor Monthly Fees Due                                         687,500.00          66,666.67         79,166.67         833,333.33
Investor Additional Amounts Due
Total Due                                                       3,781,696.19         372,876.60        464,561.80       4,619,134.58

Reallocated Investor Finance Charge Collections                                                                         8,515,421.57
Interest and Principal Funding Investment Proceeds                                                                              0.00
Interest on Reserve Account                                                                                                     0.00
Series Adjusted Portfolio Yield                                                                                             13.6477%
Base Rate                                                                                                                    4.1667%
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                     Class A             Class B          Interest            Total
--------------------------------------------                     -------             -------          --------            -----
Beginning Certificates Balance                                412,500,000.00      40,000,000.00     47,500,000.00     500,000,000.00
Interest Distributions                                            696,093.75          73,666.67        109,250.00         879,010.42
Principal Deposits - Prin. Funding Account                              0.00               0.00              0.00               0.00
Principal Distributions                                                 0.00               0.00              0.00               0.00
Total Distributions                                               696,093.75          73,666.67        109,250.00         879,010.42
Ending Certificates Balance                                   412,500,000.00      40,000,000.00     47,500,000.00     500,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.69

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.69

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the
       Class A Invested Amount after giving
       effect to all transactions on such
       Distribution Date:                                               $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.84

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.84

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the
       Class B Invested Amount after giving
       effect to all transactions on such
       Distribution Date:                                               $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $109,250.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $109,250.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,025,222.79

       a. Class A Monthly Interest:                               $696,093.75
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,398,102.44
       e. Excess Spread:                                        $3,931,026.61

   2.  Class B Available Funds:                                   $681,233.73

       a. Class B Monthly Interest:                                $73,666.67
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $607,567.06

   3.  Collateral Available Funds:                                $808,965.05

       a. Excess Spread:                                          $808,965.05

   4.  Total Excess Spread:                                     $5,347,558.71

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              79.9933%

   2.  Series 2000-2 Allocable Principal
       Collections:                                           $116,606,387.20

   3.  Principal Allocation Percentage of
       Series 2000-2 Allocable Principal Collections:          $93,277,333.10

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $93,277,333.10

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,906,790.83

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $96,184,123.93

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $96,184,123.93

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-2

   1.  Excess Spread:                                           $5,347,558.71
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $232,543.27

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $109,250.00
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $276,145.13
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $3,896,286.98

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.1667%
       b. Prior Monthly Period                                        4.1418%
       c. Second Prior Monthly Period                                 4.2989%

   2.  Three Month Average Base Rate                                  4.2025%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.6477%
       b. Prior Monthly Period                                       13.9345%
       c. Second Prior Monthly Period                                14.1564%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.9129%

XII. Series 2000-3 Certificates


-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Series         Total Investor     Transferors
A. Investor/Transferor Allocations                             Allocations         Interest          Interest
----------------------------------                             -----------         --------          --------
Beginning Invested/Transferor Amount                        1,250,104,214.24   1,000,000,000.00    250,104,214.24
Beginning Adjusted Invested Amount                                       N/A   1,000,000,000.00               N/A
Floating Allocation Percentage                                           N/A           79.9933%          20.0067%
Principal Allocation Percentage                                          N/A           79.9933%          20.0067%
Collections of Finance Chg. Receivables                        21,290,328.77      17,030,843.13      4,259,485.64
Collections of Principal Receivables                          233,212,774.40     186,554,666.20     46,658,108.20
Defaulted Amount                                                7,267,582.93       5,813,581.66      1,454,001.27

Ending Invested / Transferor Amounts                        1,253,189,744.09   1,000,000,000.00    253,189,744.09


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                             Class A            Class B          Interest              Total
--------------------------------------                             -------            -------          --------              -----
Principal Funding Account                                               0.00               0.00              0.00               0.00
Investment Proceeds for Monthly Period                                  0.00               0.00              0.00               0.00
Reserve Draw Amount                                                     0.00               0.00              0.00               0.00
Available Reserve Account Amount                                        0.00               0.00              0.00               0.00
Reserve Account Surplus                                                 0.00               0.00              0.00               0.00

Coupon April 15, 2002 to May 14, 2002                                2.0200%            2.2100%           2.6600%
Monthly Interest Due                                            1,388,750.00         147,333.33        210,583.33       1,746,666.67
Outstanding Monthly Interest Due                                        0.00               0.00              0.00               0.00
Additional Interest Due                                                 0.00               0.00              0.00               0.00
Total Interest Due                                              1,388,750.00         147,333.33        210,583.33       1,746,666.67
Investor Default Amount                                         4,796,204.87         465,086.53        552,290.26       5,813,581.66
Investor Monthly Fees Due                                       1,375,000.00         133,333.33        158,333.33       1,666,666.67
Investor Additional Amounts Due
Total Due                                                       7,559,954.87         745,753.20        921,206.92       9,226,914.99

Reallocated Investor Finance Charge Collections                                                                        17,030,843.13
Interest and Principal Funding Investment Proceeds                                                                              0.00
Interest on Reserve Account                                                                                                     0.00
Series Adjusted Portfolio Yield                                                                                             13.6477%
Base Rate                                                                                                                    4.1529%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                     Class A             Class B          Interest             Total
--------------------------------------------                     -------             -------          --------             -----
Beginning Certificates Balance                                825,000,000.00      80,000,000.00     95,000,000.00   1,000,000,000.00
Interest Distributions                                          1,388,750.00         147,333.33        210,583.33       1,746,666.67
Principal Deposits - Prin. Funding Account                              0.00               0.00              0.00               0.00
Principal Distributions                                                 0.00               0.00              0.00               0.00
Total Distributions                                             1,388,750.00         147,333.33        210,583.33       1,746,666.67
Ending Certificates Balance                                   825,000,000.00      80,000,000.00     95,000,000.00   1,000,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.68

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.68

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the
       Class A Invested Amount after giving
       effect to all transactions on such
       Distribution Date:                                               $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.84

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.84

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the
       Class B Invested Amount after giving
       effect to all transactions on such
       Distribution Date:                                               $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $210,583.33

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $210,583.33

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $14,050,445.58

       a. Class A Monthly Interest:                             $1,388,750.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,796,204.87
       e. Excess Spread:                                        $7,865,490.71

   2.  Class B Available Funds:                                 $1,362,467.45

       a. Class B Monthly Interest:                               $147,333.33
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,215,134.12

   3.  Collateral Available Funds:                              $1,617,930.10

       a. Excess Spread:                                        $1,617,930.10

   4.  Total Excess Spread:                                    $10,698,554.93

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              79.9933%

   2.  Series 2000-3 Allocable Principal
       Collections:                                           $233,212,774.40

   3.  Principal Allocation Percentage of
       Series 2000-3 Allocable Principal Collections:         $186,554,666.20

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $186,554,666.20

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,813,581.66

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $192,368,247.86

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $95,000,000.00

   2.  Required Collateral Invested Amount                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $192,368,247.86

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-3

   1.  Excess Spread:                                          $10,698,554.93
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $465,086.53

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $210,583.33
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $552,290.26
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $7,803,928.14

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.1529%
       b. Prior Monthly Period                                        4.1280%
       c. Second Prior Monthly Period                                 4.2851%

   2.  Three Month Average Base Rate                                  4.1887%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.6477%
       b. Prior Monthly Period                                       13.9345%
       c. Second Prior Monthly Period                                14.1564%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.9129%

XIII. Series 2000-4 Certificates


-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series          Total Investor       Transferors
A. Investor/Transferor Allocations                        Allocations          Interest           Interest
----------------------------------                        -----------          --------           --------

Beginning Invested/Transferor Amount                   1,515,278,820.37    1,212,122,000.00     303,156,820.37
Beginning Adjusted Invested Amount                                  N/A    1,212,122,000.00                N/A
Floating Allocation Percentage                                      N/A            79.9933%           20.0067%
Principal Allocation Percentage                                     N/A            79.9933%           20.0067%
Collections of Finance Chg. Receivables                   25,806,475.89       20,643,459.64       5,163,016.25
Collections of Principal Receivables                     282,682,334.54      226,127,015.11      56,555,319.43
Defaulted Amount                                           8,809,197.16        7,046,770.23       1,762,426.93

Ending Invested / Transferor Amounts                   1,519,018,858.99    1,212,122,000.00     306,896,858.99

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                      Class A             Class B           Interest             Total
--------------------------------------                      -------             -------           --------             -----

Principal Funding Account                                          0.00                0.00                0.00                0.00
Investment Proceeds for Monthly Period                             0.00                0.00                0.00                0.00
Reserve Draw Amount                                                0.00                0.00                0.00                0.00
Available Reserve Account Amount                                   0.00                0.00                0.00                0.00
Reserve Account Surplus                                            0.00                0.00                0.00                0.00

Coupon April 15, 2002 to May 14, 2002                           2.1250%             2.3500%             2.7100%
Monthly Interest Due                                       1,770,833.33          189,899.58          260,051.60        2,220,784.52
Outstanding Monthly Interest Due                                   0.00                0.00                0.00                0.00
Additional Interest Due                                            0.00                0.00                0.00                0.00
Total Interest Due                                         1,770,833.33          189,899.58          260,051.60        2,220,784.52
Investor Default Amount                                    5,813,581.66          563,743.01          669,445.56        7,046,770.23
Investor Monthly Fees Due                                  1,666,666.67          161,616.67          191,920.00        2,020,203.33
Investor Additional Amounts Due
Total Due                                                  9,251,081.66          915,259.26        1,121,417.16       11,287,758.08

Reallocated Investor Finance Charge Collections                                                                       20,643,459.64
Interest and Principal Funding Investment Proceeds                                                                         3,011.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            13.6507%
Base Rate                                                                                                                   4.2569%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions                Class A             Class B           Interest             Total
--------------------------------------------                -------             -------           --------             -----

Beginning Certificates Balance                         1,000,000,000.00       96,970,000.00      115,152,000.00    1,212,122,000.00
Interest Distributions                                     1,770,833.33          189,899.58          260,051.60        2,220,784.52
Interest Deposits - Interest Funding Account              (1,770,833.33)        (189,899.58)               0.00       (1,960,732.92)
Interest Funding Account Distributions                             0.00                0.00                0.00                0.00
Principal Deposits - Prin. Funding Account                         0.00                0.00                0.00                0.00
Principal Distributions                                            0.00                0.00                0.00                0.00
Total Distributions                                                0.00                0.00          260,051.60          260,051.60
Ending Interest Funding Account Balance                    3,600,694.44          386,129.15                0.00        3,986,823.60
Ending Certificates Balance                            1,000,000,000.00       96,970,000.00      115,152,000.00    1,212,122,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.77

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.77

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the
       Class A Invested Amount after giving
       effect to all transactions on such
       Distribution Date:                                               $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.96

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.96

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $260,051.60

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $260,051.60

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds (Includes Int. Income from IFA): $17,033,854.13

       a. Class A Monthly Interest:                              $1,770,833.33
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $5,813,581.66
       e. Excess Spread:                                         $9,449,439.14

   2.  Class B Available Funds:                                  $1,651,480.86

       a. Class B Monthly Interest:                                $189,899.58
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,461,581.28

   3.  Collateral Available Funds:                               $1,961,135.65

       a. Excess Spread:                                         $1,961,135.65

   4.  Total Excess Spread:                                     $12,872,156.06

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               79.9933%

   2.  Series 2000-4 Allocable Principal
       Collections:                                           $ 282,682,334.54

   3.  Principal Allocation Percentage of
       Series 2000-4 Allocable Principal Collections:         $ 226,127,015.11

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                   $ 226,127,015.11

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-4:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $7,046,770.23

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $ 233,173,785.34

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $115,152,000.00

   2.  Required Collateral Invested Amount                     $115,152,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $233,173,785.34

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-4

   1.  Excess Spread:                                          $12,872,156.06
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $563,743.01

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $260,051.60
   9.  Applied to unpaid Monthly Servicing Fee:                 $2,020,203.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $669,445.56
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $9,358,712.56

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.2569%
       b. Prior Monthly Period                                        4.1953%
       c. Second Prior Monthly Period                                 4.2812%

   2.  Three Month Average Base Rate                                  4.2445%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.6507%
       b. Prior Monthly Period                                       13.9345%
       c. Second Prior Monthly Period                                14.1611%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.9154%

XIV. Series 2000-5 Certificates


-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series          Total Investor       Transferors
A. Investor/Transferor Allocations                        Allocations          Interest           Interest
----------------------------------                        -----------          --------           --------


Beginning Invested/Transferor Amount                     984,929,608.10      787,878,000.00     197,051,608.10
Beginning Adjusted Invested Amount                                  N/A      787,878,000.00                N/A
Floating Allocation Percentage                                      N/A            79.9933%           20.0067%
Principal Allocation Percentage                                     N/A            79.9933%           20.0067%
Collections of Finance Chg. Receivables                   16,774,181.65       13,418,226.62       3,355,955.03
Collections of Principal Receivables                     183,743,214.27      146,982,317.30      36,760,896.97
Defaulted Amount                                           5,725,968.71        4,580,393.09       1,145,575.62

Ending Invested / Transferor Amounts                     987,360,629.19      787,878,000.00     199,482,629.19


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
B. Monthly Period Funding Requirements                             Class A             Class B         Interest         Total
--------------------------------------                             -------             -------         --------         -----

Principal Funding Account                                                 0.00              0.00            0.00              0.00
Investment Proceeds for Monthly Period                                    0.00              0.00            0.00              0.00
Reserve Draw Amount                                                       0.00              0.00            0.00              0.00
Available Reserve Account Amount                                          0.00              0.00            0.00              0.00
Reserve Account Surplus                                                   0.00              0.00            0.00              0.00

Coupon April 15, 2002 to May 14, 2002                                  2.0000%           2.2400%         2.7100%
Monthly Interest Due                                              1,083,333.33        117,656.00      169,031.73      1,370,021.07
Outstanding Monthly Interest Due                                          0.00              0.00            0.00              0.00
Additional Interest Due                                                   0.00              0.00            0.00              0.00
Total Interest Due                                                1,083,333.33        117,656.00      169,031.73      1,370,021.07
Investor Default Amount                                           3,778,828.08        366,430.05      435,134.96      4,580,393.09
Investor Monthly Fees Due                                         1,083,333.33        105,050.00      124,746.67      1,313,130.00
Investor Additional Amounts Due
Total Due                                                         5,945,494.75        589,136.05      728,913.36      7,263,544.16

Reallocated Investor Finance Charge Collections                                                                      13,418,226.62
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.6477%
Base Rate                                                                                                                  4.1434%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
C. Certificates - Balances and Distributions                       Class A             Class B         Interest         Total
--------------------------------------------                       -------             -------         --------         -----

Beginning Certificates Balance                                  650,000,000.00     63,030,000.00   74,848,000.00    787,878,000.00
Interest Distributions                                            1,083,333.33        117,656.00      169,031.73      1,370,021.07
Principal Deposits - Prin. Funding Account                                0.00              0.00            0.00              0.00
Principal Distributions                                                   0.00              0.00            0.00              0.00
Total Distributions                                               1,083,333.33        117,656.00      169,031.73      1,370,021.07
Ending Certificates Balance                                     650,000,000.00     63,030,000.00   74,848,000.00    787,878,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.67

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.67

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the
       Class A Invested Amount after giving
       effect to all transactions on such
       Distribution Date:                                               $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.87

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.87

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the
       Class B Invested Amount after giving
       effect to all transactions on such
       Distribution Date:                                               $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $169,031.73

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $169,031.73

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $11,070,048.03

       a. Class A Monthly Interest:                             $1,083,333.33
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,778,828.08
       e. Excess Spread:                                        $6,207,886.62

   2.  Class B Available Funds:                                 $1,073,454.04

       a. Class B Monthly Interest:                               $117,656.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $955,798.04

   3.  Collateral Available Funds:                              $1,274,724.55

       a. Excess Spread:                                        $1,274,724.55

   4.  Total Excess Spread:                                     $8,438,409.21

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              79.9933%

   2.  Series 2000-5 Allocable Principal
       Collections:                                           $183,743,214.27

   3.  Principal Allocation Percentage of
       Series 2000-5 Allocable Principal Collections:         $146,982,317.30

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $146,982,317.30

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,580,393.09

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $151,562,710.39

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $74,848,000.00

   2.  Required Collateral Invested Amount                     $74,848,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $151,562,710.39

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-5

   1.  Excess Spread:                                           $8,438,409.21
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $366,430.05

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $169,031.73
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,313,130.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $435,134.96
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,154,682.46

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.1434%
       b. Prior Monthly Period                                        4.1186%
       c. Second Prior Monthly Period                                 4.2756%

   2.  Three Month Average Base Rate                                  4.1792%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.6477%
       b. Prior Monthly Period                                       13.9345%
       c. Second Prior Monthly Period                                14.1564%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.9129%

XV. Series 2001-1 Certificates


-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series          Total Investor      Transferors
A. Investor/Transferor Allocations                        Allocations          Interest           Interest
----------------------------------                        -----------          --------           --------

Beginning Invested/Transferor Amount                     937,578,160.68      750,000,000.00     187,578,160.68
Beginning Adjusted Invested Amount                                  N/A      750,000,000.00                N/A
Floating Allocation Percentage                                      N/A            79.9933%           20.0067%
Principal Allocation Percentage                                     N/A            79.9933%           20.0067%
Collections of Finance Chg. Receivables                   15,967,746.58       12,773,132.35       3,194,614.23
Collections of Principal Receivables                     174,909,580.80      139,915,999.65      34,993,581.15
Defaulted Amount                                           5,450,687.20        4,360,186.25       1,090,500.96

Ending Invested / Transferor Amounts                     939,892,308.07      750,000,000.00     189,892,308.07


-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                      Collateral
B. Monthly Period Funding Requirements                             Class A             Class B         Interest         Total
--------------------------------------                             -------             -------         --------         -----

Principal Funding Account                                                 0.00              0.00             0.00             0.00
Investment Proceeds for Monthly Period                                    0.00              0.00             0.00             0.00
Reserve Draw Amount                                                       0.00              0.00             0.00             0.00
Available Reserve Account Amount                                          0.00              0.00             0.00             0.00
Reserve Account Surplus                                                   0.00              0.00             0.00             0.00

Coupon April 15, 2002 to May 14, 2002                                  2.0000%           2.2800%          2.8100%
Monthly Interest Due                                              1,031,250.00        114,000.00       166,843.75     1,312,093.75
Outstanding Monthly Interest Due                                          0.00              0.00             0.00             0.00
Additional Interest Due                                                   0.00              0.00             0.00             0.00
Total Interest Due                                                1,031,250.00        114,000.00       166,843.75     1,312,093.75
Investor Default Amount                                           3,597,153.65        348,814.90       414,217.69     4,360,186.25
Investor Monthly Fees Due                                         1,031,250.00        100,000.00       118,750.00     1,250,000.00
Investor Additional Amounts Due
Total Due                                                         5,659,653.65        562,814.90       699,811.44     6,922,280.00

Reallocated Investor Finance Charge Collections                                                                      12,773,132.35
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.6477%
Base Rate                                                                                                                  4.1563%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
C. Certificates - Balances and Distributions                       Class A             Class B         Interest         Total
--------------------------------------------                       -------             -------         --------         -----

Beginning Certificates Balance                                   618,750,000.00     60,000,000.00   71,250,000.00   750,000,000.00
Interest Distributions                                             1,031,250.00        114,000.00      166,843.75     1,312,093.75
Principal Deposits - Prin. Funding Account                                 0.00              0.00            0.00             0.00
Principal Distributions                                                    0.00              0.00            0.00             0.00
Total Distributions                                                1,031,250.00        114,000.00      166,843.75     1,312,093.75
Ending Certificates Balance                                      618,750,000.00     60,000,000.00   71,250,000.00   750,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.67

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.67

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the
       Class A Invested Amount after giving
       effect to all transactions on such
       Distribution Date:                                               $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.90

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.90

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $166,843.75

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $166,843.75

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $10,537,834.19

       a. Class A Monthly Interest:                             $1,031,250.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,597,153.65
       e. Excess Spread:                                        $5,909,430.53

   2.  Class B Available Funds:                                 $1,021,850.59

       a. Class B Monthly Interest:                               $114,000.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $907,850.59

   3.  Collateral Available Funds:                              $1,213,447.57

       a. Excess Spread:                                        $1,213,447.57

   4.  Total Excess Spread:                                     $8,030,728.69

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              79.9933%

   2.  Series 2001-1 Allocable Principal
       Collections:                                           $174,909,580.80

   3.  Principal Allocation Percentage of
       Series 2001-1 Allocable Principal Collections:         $139,915,999.65

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $139,915,999.65

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,360,186.25

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $144,276,185.90

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $71,250,000.00

   2.  Required Collateral Invested Amount                     $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $144,276,185.90

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-1

   1.  Excess Spread:                                           $8,030,728.69
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $348,814.90

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $166,843.75
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $414,217.69
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,850,852.35

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.1563%
       b. Prior Monthly Period                                        4.1314%
       c. Second Prior Monthly Period                                 4.2885%

   2.  Three Month Average Base Rate                                  4.1921%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.6477%
       b. Prior Monthly Period                                       13.9345%
       c. Second Prior Monthly Period                                14.1564%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.9129%

XVI. Series 2001-2 Certificates


-----------------------------------------------------------------------------------------------------------------------------------

                                                            Series          Total Investor      Transferors
A. Investor/Transferor Allocations                        Allocations          Interest           Interest
----------------------------------                        -----------          --------           --------


Beginning Invested/Transferor Amount                     312,526,053.56      250,000,000.00     62,526,053.56
Beginning Adjusted Invested Amount                                  N/A      250,000,000.00               N/A
Floating Allocation Percentage                                      N/A            79.9933%          20.0067%
Principal Allocation Percentage                                     N/A            79.9933%          20.0067%
Collections of Finance Chg. Receivables                    5,322,582.19        4,257,710.78      1,064,871.41
Collections of Principal Receivables                      58,303,193.60       46,638,666.55     11,664,527.05
Defaulted Amount                                           1,816,895.73        1,453,395.42        363,500.32

Ending Invested / Transferor Amounts                     313,297,436.02      250,000,000.00     63,297,436.02


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
B. Monthly Period Funding Requirements                             Class A             Class B         Interest         Total
--------------------------------------                             -------             -------         --------         -----

Principal Funding Account                                                 0.00             0.00             0.00              0.00
Investment Proceeds for Monthly Period                                    0.00             0.00             0.00              0.00
Reserve Draw Amount                                                       0.00             0.00             0.00              0.00
Available Reserve Account Amount                                          0.00             0.00             0.00              0.00
Reserve Account Surplus                                                   0.00             0.00             0.00              0.00

Coupon April 15, 2002 to May 14, 2002                                  5.5300%          5.8300%          2.7100%
Monthly Interest Due                                                996,552.08        72,875.00        42,343.75      1,111,770.83
Outstanding Monthly Interest Due                                          0.00             0.00             0.00              0.00
Additional Interest Due                                                   0.00             0.00             0.00              0.00
Total Interest Due                                                  996,552.08        72,875.00        42,343.75      1,111,770.83
Investor Default Amount                                           1,257,187.03        87,203.72       109,004.66      1,453,395.42
Investor Monthly Fees Due                                           360,416.67        25,000.00        31,250.00        416,666.67
Investor Additional Amounts Due
Total Due                                                         2,614,155.78       185,078.72       182,598.41      2,981,832.92

Reallocated Investor Finance Charge Collections                                                                       4,257,710.78
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.6477%
Base Rate                                                                                                                  7.4384%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
C. Certificates - Balances and Distributions                       Class A             Class B         Interest         Total
--------------------------------------------                       -------             -------         --------         -----

Beginning Certificates Balance                                   216,250,000.00     15,000,000.00   18,750,000.00   250,000,000.00
Interest Distributions                                               996,552.08         72,875.00       42,343.75     1,111,770.83
Principal Deposits - Prin. Funding Account                                 0.00              0.00            0.00             0.00
Principal Distributions                                                    0.00              0.00            0.00             0.00
Total Distributions                                                  996,552.08         72,875.00       42,343.75     1,111,770.83
Ending Certificates Balance                                      216,250,000.00     15,000,000.00   18,750,000.00   250,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $4.61

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $4.61

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the
       Class A Invested Amount after giving
       effect to all transactions on such
       Distribution Date:                                               $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $4.86

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $4.86

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the
       Class B Invested Amount after giving
       effect to all transactions on such
       Distribution Date:                                               $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $42,343.75

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $42,343.75

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $3,682,919.83

       a. Class A Monthly Interest:                               $996,552.08
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $1,257,187.03
       e. Excess Spread:                                        $1,429,180.71

   2.  Class B Available Funds:                                   $255,462.65

       a. Class B Monthly Interest:                                $72,875.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $182,587.65

   3.  Collateral Available Funds:                                $319,328.31

       a. Excess Spread:                                          $319,328.31

   4.  Total Excess Spread:                                     $1,931,096.66

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              79.9933%

   2.  Series 2001-2 Allocable Principal
       Collections:                                            $58,303,193.60

   3.  Principal Allocation Percentage of
       Series 2001-2 Allocable Principal Collections:          $46,638,666.55

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $46,638,666.55

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $1,453,395.42

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $48,092,061.97

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $18,750,000.00

   2.  Required Collateral Invested Amount                     $18,750,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $48,092,061.97

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-2

   1.  Excess Spread:                                           $1,931,096.66
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                    $87,203.72

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $42,343.75
   9.  Applied to unpaid Monthly Servicing Fee:                   $416,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $109,004.66
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $1,275,877.87

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      7.4384%
       b. Prior Monthly Period                                        7.2081%
       c. Second Prior Monthly Period                                 7.9540%

   2.  Three Month Average Base Rate                                  7.5335%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.6477%
       b. Prior Monthly Period                                       13.9345%
       c. Second Prior Monthly Period                                14.1564%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.9129%

XVII. Series 2001-3 Certificates


-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series          Total Investor       Transferors
A. Investor/Transferor Allocations                        Allocations          Interest           Interest
----------------------------------                        -----------          --------           --------


Beginning Invested/Transferor Amount                     937,578,160.68     750,000,000.00      187,578,160.68
Beginning Adjusted Invested Amount                                  N/A     750,000,000.00                 N/A
Floating Allocation Percentage                                      N/A           79.9933%            20.0067%
Principal Allocation Percentage                                     N/A           79.9933%            20.0067%
Collections of Finance Chg. Receivables                   15,967,746.58      12,773,132.35        3,194,614.23
Collections of Principal Receivables                     174,909,580.80     139,915,999.65       34,993,581.15
Defaulted Amount                                           5,450,687.20       4,360,186.25        1,090,500.96

Ending Invested / Transferor Amounts                     939,892,308.07     750,000,000.00      189,892,308.07


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
B. Monthly Period Funding Requirements                             Class A             Class B         Interest         Total
--------------------------------------                             -------             -------         --------         -----

Principal Funding Account                                                  0.00              0.00            0.00             0.00
Investment Proceeds for Monthly Period                                     0.00              0.00            0.00             0.00
Reserve Draw Amount                                                        0.00              0.00            0.00             0.00
Available Reserve Account Amount                                           0.00              0.00            0.00             0.00
Reserve Account Surplus                                                    0.00              0.00            0.00             0.00

Coupon April 15, 2002 to May 14, 2002                                   1.9900%           2.2400%         2.7100%
Monthly Interest Due                                               1,026,093.75        112,000.00      160,906.25     1,299,000.00
Outstanding Monthly Interest Due                                           0.00              0.00            0.00             0.00
Additional Interest Due                                                    0.00              0.00            0.00             0.00
Total Interest Due                                                 1,026,093.75        112,000.00      160,906.25     1,299,000.00
Investor Default Amount                                            3,597,153.65        348,814.90      414,217.69     4,360,186.25
Investor Monthly Fees Due                                          1,031,250.00        100,000.00      118,750.00     1,250,000.00
Investor Additional Amounts Due
Total Due                                                          5,654,497.40        560,814.90      693,873.94     6,909,186.25

Reallocated Investor Finance Charge Collections                                                                      12,773,132.35
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.6477%
Base Rate                                                                                                                  4.1350%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
C. Certificates - Balances and Distributions                       Class A             Class B         Interest         Total
--------------------------------------------                       -------             -------         --------         -----

Beginning Certificates Balance                                   618,750,000.00    60,000,000.00    71,250,000.00   750,000,000.00
Interest Distributions                                             1,026,093.75       112,000.00       160,906.25     1,299,000.00
Principal Deposits - Prin. Funding Account                                 0.00             0.00             0.00             0.00
Principal Distributions                                                    0.00             0.00             0.00             0.00
Total Distributions                                                1,026,093.75       112,000.00       160,906.25     1,299,000.00
Ending Certificates Balance                                      618,750,000.00    60,000,000.00    71,250,000.00   750,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.66

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.66

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the
       Class A Invested Amount after giving
       effect to all transactions on such
       Distribution Date:                                               $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.87

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.87

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the
       Class B Invested Amount after giving
       effect to all transactions on such
       Distribution Date:                                               $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $160,906.25

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $160,906.25

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $10,537,834.19

       a. Class A Monthly Interest:                             $1,026,093.75
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,597,153.65
       e. Excess Spread:                                        $5,914,586.78

   2.  Class B Available Funds:                                 $1,021,850.59

       a. Class B Monthly Interest:                               $112,000.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $909,850.59

   3.  Collateral Available Funds:                              $1,213,447.57

       a. Excess Spread:                                        $1,213,447.57

   4.  Total Excess Spread:                                     $8,037,884.94

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              79.9933%

   2.  Series 2001-3 Allocable Principal
       Collections:                                           $174,909,580.80

   3.  Principal Allocation Percentage of
       Series 2001-3 Allocable Principal Collections:         $139,915,999.65

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $139,915,999.65

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,360,186.25

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $144,276,185.90

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $71,250,000.00

   2.  Required Collateral Invested Amount                     $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $144,276,185.90

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-3

   1.  Excess Spread:                                           $8,037,884.94
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $348,814.90

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $160,906.25
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $414,217.69
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,863,946.10

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.1350%
       b. Prior Monthly Period                                        4.1102%
       c. Second Prior Monthly Period                                 4.2672%

   2.  Three Month Average Base Rate                                  4.1708%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.6477%
       b. Prior Monthly Period                                       13.9345%
       c. Second Prior Monthly Period                                14.1564%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.9129%

XVIII. Series 2001-4 Certificates


-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series          Total Investor       Transferors
A. Investor/Transferor Allocations                        Allocations          Interest           Interest
----------------------------------                        -----------          --------           --------


Beginning Invested/Transferor Amount                     906,325,555.32      725,000,000.00     181,325,555.32
Beginning Adjusted Invested Amount                                  N/A      725,000,000.00                N/A
Floating Allocation Percentage                                      N/A            79.9933%           20.0067%
Principal Allocation Percentage                                     N/A            79.9933%           20.0067%
Collections of Finance Chg. Receivables                   15,435,488.36       12,347,361.27       3,088,127.09
Collections of Principal Receivables                     169,079,261.44      135,252,133.00      33,827,128.45
Defaulted Amount                                           5,268,997.63        4,214,846.70       1,054,150.92

Ending Invested / Transferor Amounts                     908,562,564.47      725,000,000.00     183,562,564.47


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
B. Monthly Period Funding Requirements                             Class A             Class B         Interest         Total
--------------------------------------                             -------             -------         --------         -----

Principal Funding Account                                                 0.00               0.00            0.00             0.00
Investment Proceeds for Monthly Period                                    0.00               0.00            0.00             0.00
Reserve Draw Amount                                                       0.00               0.00            0.00             0.00
Available Reserve Account Amount                                          0.00               0.00            0.00             0.00
Reserve Account Surplus                                                   0.00               0.00            0.00             0.00

Coupon April 15, 2002 to May 14, 2002                                  1.9900%            2.2400%         2.8100%
Monthly Interest Due                                                991,890.63         108,266.67      161,282.29     1,261,439.58
Outstanding Monthly Interest Due                                          0.00               0.00            0.00             0.00
Additional Interest Due                                                   0.00               0.00            0.00             0.00
Total Interest Due                                                  991,890.63         108,266.67      161,282.29     1,261,439.58
Investor Default Amount                                           3,477,248.53         337,187.74      400,410.44     4,214,846.70
Investor Monthly Fees Due                                           996,875.00          96,666.67      114,791.67     1,208,333.33
Investor Additional Amounts Due
Total Due                                                         5,466,014.16         542,121.07      676,484.40     6,684,619.62

Reallocated Investor Finance Charge Collections                                                                      12,347,361.27
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.6477%
Base Rate                                                                                                                  4.1447%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
C. Certificates - Balances and Distributions                       Class A             Class B         Interest         Total
--------------------------------------------                       -------             -------         --------         -----

Beginning Certificates Balance                                   598,125,000.00     58,000,000.00   68,875,000.00   725,000,000.00
Interest Distributions                                               991,890.63        108,266.67      161,282.29     1,261,439.58
Principal Deposits - Prin. Funding Account                                 0.00              0.00            0.00             0.00
Principal Distributions                                                    0.00              0.00            0.00             0.00
Total Distributions                                                  991,890.63        108,266.67      161,282.29     1,261,439.58
Ending Certificates Balance                                      598,125,000.00     58,000,000.00   68,875,000.00   725,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.66

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.66

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the
       Class A Invested Amount after giving
       effect to all transactions on such
       Distribution Date:                                               $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.87

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.87

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the
       Class B Invested Amount after giving
       effect to all transactions on such
       Distribution Date:                                               $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $161,282.29

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $161,282.29

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $10,186,573.05

       a. Class A Monthly Interest:                               $991,890.63
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,477,248.53
       e. Excess Spread:                                        $5,717,433.89

   2.  Class B Available Funds:                                   $987,788.90

       a. Class B Monthly Interest:                               $108,266.67
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $879,522.23

   3.  Collateral Available Funds:                              $1,172,999.32

       a. Excess Spread:                                        $1,172,999.32

   4.  Total Excess Spread:                                     $7,769,955.45

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              79.9933%

   2.  Series 2001-4 Allocable Principal
       Collections:                                           $169,079,261.44

   3.  Principal Allocation Percentage of
       Series 2001-4 Allocable Principal Collections:         $135,252,133.00

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $135,252,133.00

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-4:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,214,846.70

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $139,466,979.70

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $68,875,000.00

   2.  Required Collateral Invested Amount                     $68,875,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $139,466,979.70

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-4

   1.  Excess Spread:                                           $7,769,955.45
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $337,187.74

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $161,282.29
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,208,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $400,410.44
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,662,741.65

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.1447%
       b. Prior Monthly Period                                        4.1198%
       c. Second Prior Monthly Period                                 4.2768%

   2.  Three Month Average Base Rate                                  4.1804%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.6477%
       b. Prior Monthly Period                                       13.9345%
       c. Second Prior Monthly Period                                14.1564%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.9129%

XIX. Series 2001-5 Certificates


-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series           Total Investor     Transferors
A. Investor/Transferor Allocations                        Allocations          Interest           Interest
----------------------------------                        -----------          --------           --------

Beginning Invested/Transferor Amount                      625,052,107.12      500,000,000.00     125,052,107.12
Beginning Adjusted Invested Amount                                   N/A      500,000,000.00                N/A
Floating Allocation Percentage                                       N/A            79.9933%           20.0067%
Principal Allocation Percentage                                      N/A            79.9933%           20.0067%
Collections of Finance Chg. Receivables                    10,645,164.38        8,515,421.57       2,129,742.82
Collections of Principal Receivables                      116,606,387.20       93,277,333.10      23,329,054.10
Defaulted Amount                                            3,633,791.47        2,906,790.83         727,000.64

Ending Invested / Transferor Amounts                      626,594,872.05      500,000,000.00     126,594,872.05


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
B. Monthly Period Funding Requirements                             Class A             Class B         Interest         Total
--------------------------------------                             -------             -------         --------         -----

Principal Funding Account                                                  0.00             0.00             0.00             0.00
Investment Proceeds for Monthly Period                                     0.00             0.00             0.00             0.00
Reserve Draw Amount                                                        0.00             0.00             0.00             0.00
Available Reserve Account Amount                                           0.00             0.00             0.00             0.00
Reserve Account Surplus                                                    0.00             0.00             0.00             0.00

Coupon April 15, 2002 to May 14, 2002                                   2.0400%          2.3100%          2.9100%
Monthly Interest Due                                                 701,250.00        77,000.00       115,187.50       893,437.50
Outstanding Monthly Interest Due                                           0.00             0.00             0.00             0.00
Additional Interest Due                                                    0.00             0.00             0.00             0.00
Total Interest Due                                                   701,250.00        77,000.00       115,187.50       893,437.50
Investor Default Amount                                            2,398,102.44       232,543.27       276,145.13     2,906,790.83
Investor Monthly Fees Due                                            687,500.00        66,666.67        79,166.67       833,333.33
Investor Additional Amounts Due
Total Due                                                          3,786,852.44       376,209.93       470,499.30     4,633,561.66

Reallocated Investor Finance Charge Collections                                                                       8,515,421.57
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.6477%
Base Rate                                                                                                                  4.2018%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
C. Certificates - Balances and Distributions                       Class A             Class B         Interest         Total
--------------------------------------------                       -------             -------         --------         -----

Beginning Certificates Balance                                   412,500,000.00    40,000,000.00    47,500,000.00   500,000,000.00
Interest Distributions                                               701,250.00        77,000.00       115,187.50       893,437.50
Principal Deposits - Prin. Funding Account                                 0.00             0.00             0.00             0.00
Principal Distributions                                                    0.00             0.00             0.00             0.00
Total Distributions                                                  701,250.00        77,000.00       115,187.50       893,437.50
Ending Certificates Balance                                      412,500,000.00    40,000,000.00    47,500,000.00   500,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.70

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.70

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the
       Class A Invested Amount after giving
       effect to all transactions on such
       Distribution Date:                                               $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.93

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.93

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the
       Class B Invested Amount after giving
       effect to all transactions on such
       Distribution Date:                                               $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $115,187.50

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $115,187.50

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,025,222.79

       a. Class A Monthly Interest:                               $701,250.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,398,102.44
       e. Excess Spread:                                        $3,925,870.36

   2.  Class B Available Funds:                                   $681,233.73

       a. Class B Monthly Interest:                                $77,000.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $604,233.73

   3.  Collateral Available Funds:                                $808,965.05

       a. Excess Spread:                                          $808,965.05

   4.  Total Excess Spread:                                     $5,339,069.13

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              79.9933%

   2.  Series 2001-5 Allocable Principal
       Collections:                                           $116,606,387.20

   3.  Principal Allocation Percentage of
       Series 2001-5 Allocable Principal Collections:          $93,277,333.10

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $93,277,333.10

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,906,790.83

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $96,184,123.93

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $96,184,123.93

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-5

   1.  Excess Spread:                                           $5,339,069.13
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $232,543.27

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $115,187.50
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $276,145.13
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $3,881,859.90

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.2018%
       b. Prior Monthly Period                                        4.1770%
       c. Second Prior Monthly Period                                 4.3340%

   2.  Three Month Average Base Rate                                  4.2376%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.6477%
       b. Prior Monthly Period                                       13.9345%
       c. Second Prior Monthly Period                                14.1564%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.9129%

XX. Series 2001-6 Certificates


-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series          Total Investor       Transferors
A. Investor/Transferor Allocations                        Allocations          Interest           Interest
----------------------------------                        -----------          --------           --------

Beginning Invested/Transferor Amount                      875,072,949.97     700,000,000.00     175,072,949.97
Beginning Adjusted Invested Amount                                   N/A     700,000,000.00                N/A
Floating Allocation Percentage                                       N/A           79.9933%           20.0067%
Principal Allocation Percentage                                      N/A           79.9933%           20.0067%
Collections of Finance Chg. Receivables                    14,903,230.14      11,921,590.19       2,981,639.95
Collections of Principal Receivables                      163,248,942.08     130,588,266.34      32,660,675.74
Defaulted Amount                                            5,087,308.05       4,069,507.16       1,017,800.89

Ending Invested / Transferor Amounts                      877,232,820.86     700,000,000.00     177,232,820.86


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
B. Monthly Period Funding Requirements                             Class A             Class B         Interest         Total
--------------------------------------------                       -------             -------         --------         -----

Principal Funding Account                                                  0.00            0.00             0.00              0.00
Investment Proceeds for Monthly Period                                     0.00            0.00             0.00              0.00
Reserve Draw Amount                                                        0.00            0.00             0.00              0.00
Available Reserve Account Amount                                           0.00            0.00             0.00              0.00
Reserve Account Surplus                                                    0.00            0.00             0.00              0.00

Coupon April 15, 2002 to May 14, 2002                                   1.9800%         2.2100%          2.8100%
Monthly Interest Due                                                 952,875.00      103,133.33       155,720.83      1,211,729.17
Outstanding Monthly Interest Due                                           0.00            0.00             0.00              0.00
Additional Interest Due                                                    0.00            0.00             0.00              0.00
Total Interest Due                                                   952,875.00      103,133.33       155,720.83      1,211,729.17
Investor Default Amount                                            3,357,343.41      325,560.57       386,603.18      4,069,507.16
Investor Monthly Fees Due                                            962,500.00       93,333.33       110,833.33      1,166,666.67
Investor Additional Amounts Due
Total Due                                                          5,272,718.41      522,027.24       653,157.35      6,447,903.00

Reallocated Investor Finance Charge Collections                                                                      11,921,590.19
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.6477%
Base Rate                                                                                                                  4.1339%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
C. Certificates - Balances and Distributions                       Class A             Class B         Interest         Total
--------------------------------------------                       -------             -------         --------         -----

Beginning Certificates Balance                                   577,500,000.00    56,000,000.00    66,500,000.00   700,000,000.00
Interest Distributions                                               952,875.00       103,133.33       155,720.83     1,211,729.17
Principal Deposits - Prin. Funding Account                                 0.00             0.00             0.00             0.00
Principal Distributions                                                    0.00             0.00             0.00             0.00
Total Distributions                                                  952,875.00       103,133.33       155,720.83     1,211,729.17
Ending Certificates Balance                                      577,500,000.00    56,000,000.00    66,500,000.00   700,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.65

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.65

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the
       Class A Invested Amount after giving
       effect to all transactions on such
       Distribution Date:                                               $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.84

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.84

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the
       Class B Invested Amount after giving
       effect to all transactions on such
       Distribution Date:                                               $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $155,720.83

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $155,720.83

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $9,835,311.91

       a. Class A Monthly Interest:                               $952,875.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,357,343.41
       e. Excess Spread:                                        $5,525,093.50

   2.  Class B Available Funds:                                   $953,727.22

       a. Class B Monthly Interest:                               $103,133.33
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $850,593.88

   3.  Collateral Available Funds:                              $1,132,551.07

       a. Excess Spread:                                        $1,132,551.07

   4.  Total Excess Spread:                                     $7,508,238.45

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              79.9933%

   2.  Series 2001-6 Allocable Principal
       Collections:                                           $163,248,942.08

   3.  Principal Allocation Percentage of
       Series 2001-6 Allocable Principal Collections:         $130,588,266.34

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $130,588,266.34

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-6:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,069,507.16

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $134,657,773.50

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $66,500,000.00

   2.  Required Collateral Invested Amount                     $66,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $134,657,773.50

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-6

   1.  Excess Spread:                                           $7,508,238.45
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $325,560.57

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $155,720.83
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,166,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $386,603.18
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,473,687.19

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.1339%
       b. Prior Monthly Period                                        4.1090%
       c. Second Prior Monthly Period                                 4.2660%

   2.  Three Month Average Base Rate                                  4.1696%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.6477%
       b. Prior Monthly Period                                       13.9345%
       c. Second Prior Monthly Period                                14.1564%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.9129%

XXI. Series 2001-7 Certificates


-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series          Total Investor       Transferors
A. Investor/Transferor Allocations                        Allocations          Interest           Interest
----------------------------------                        -----------          --------           --------

Beginning Invested/Transferor Amount                    812,567,739.25      650,000,000.00      162,567,739.25
Beginning Adjusted Invested Amount                                 N/A      650,000,000.00                 N/A
Floating Allocation Percentage                                     N/A            79.9933%            20.0067%
Principal Allocation Percentage                                    N/A            79.9933%            20.0067%
Collections of Finance Chg. Receivables                  13,838,713.70       11,070,048.03        2,768,665.67
Collections of Principal Receivables                    151,588,303.36      121,260,533.03       30,327,770.33
Defaulted Amount                                          4,723,928.91        3,778,828.08          945,100.83

Ending Invested / Transferor Amounts                    814,573,333.66      650,000,000.00      164,573,333.66


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
B. Monthly Period Funding Requirements                             Class A             Class B         Interest         Total
--------------------------------------                             -------             -------         --------         -----

Principal Funding Account                                                0.00              0.00              0.00             0.00
Investment Proceeds for Monthly Period                                   0.00              0.00              0.00             0.00
Reserve Draw Amount                                                      0.00              0.00              0.00             0.00
Available Reserve Account Amount                                         0.00              0.00              0.00             0.00
Reserve Account Surplus                                                  0.00              0.00              0.00             0.00

Coupon April 15, 2002 to May 14, 2002                                 1.9800%           2.2200%           2.8100%
Monthly Interest Due                                               884,812.50         96,200.00        144,597.92     1,125,610.42
Outstanding Monthly Interest Due                                         0.00              0.00              0.00             0.00
Additional Interest Due                                                  0.00              0.00              0.00             0.00
Total Interest Due                                                 884,812.50         96,200.00        144,597.92     1,125,610.42
Investor Default Amount                                          3,117,533.17        302,306.25        358,988.67     3,778,828.08
Investor Monthly Fees Due                                          893,750.00         86,666.67        102,916.67     1,083,333.33
Investor Additional Amounts Due
Total Due                                                        4,896,095.67        485,172.91        606,503.25     5,987,771.83

Reallocated Investor Finance Charge Collections                                                                      11,070,048.03
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.6477%
Base Rate                                                                                                                  4.1347%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
C. Certificates - Balances and Distributions                       Class A             Class B         Interest         Total
--------------------------------------------                       -------             -------         --------         -----

Beginning Certificates Balance                                   536,250,000.00     52,000,000.00   61,750,000.00   650,000,000.00
Interest Distributions                                               884,812.50         96,200.00      144,597.92     1,125,610.42
Principal Deposits - Prin. Funding Account                                 0.00              0.00            0.00             0.00
Principal Distributions                                                    0.00              0.00            0.00             0.00
Total Distributions                                                  884,812.50         96,200.00      144,597.92     1,125,610.42
Ending Certificates Balance                                      536,250,000.00     52,000,000.00   61,750,000.00   650,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.65

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.65

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the
       Class A Invested Amount after giving
       effect to all transactions on such
       Distribution Date:                                               $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.85

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.85

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the
       Class B Invested Amount after giving
       effect to all transactions on such
       Distribution Date:                                               $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $144,597.92

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $144,597.92

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $9,132,789.63

       a. Class A Monthly Interest:                               $884,812.50
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,117,533.17
       e. Excess Spread:                                        $5,130,443.96

   2.  Class B Available Funds:                                   $885,603.84

       a. Class B Monthly Interest:                                $96,200.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $789,403.84

   3.  Collateral Available Funds:                              $1,051,654.56

       a. Excess Spread:                                        $1,051,654.56

   4.  Total Excess Spread:                                     $6,971,502.37

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              79.9933%

   2.  Series 2001-7 Allocable Principal
       Collections:                                           $151,588,303.36

   3.  Principal Allocation Percentage of
       Series 2001-7 Allocable Principal Collections:         $121,260,533.03

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $121,260,533.03

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-7:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,778,828.08

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $125,039,361.11

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $61,750,000.00

   2.  Required Collateral Invested Amount                     $61,750,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $125,039,361.11

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-7

   1.  Excess Spread:                                           $6,971,502.37
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $302,306.25

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $144,597.92
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,083,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $358,988.67
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,082,276.20

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.1347%
       b. Prior Monthly Period                                        4.1098%
       c. Second Prior Monthly Period                                 4.2669%

   2.  Three Month Average Base Rate                                  4.1705%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.6477%
       b. Prior Monthly Period                                       13.9345%
       c. Second Prior Monthly Period                                14.1564%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.9129%

XXII. Series 2002-1 Certificates


-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series          Total Investor      Transferors
A. Investor/Transferor Allocations                        Allocations          Interest           Interest
----------------------------------                        -----------          --------           --------

Beginning Invested/Transferor Amount                    1,150,095,877.10      920,000,000.00     230,095,877.10
Beginning Adjusted Invested Amount                                   N/A      920,000,000.00                N/A
Floating Allocation Percentage                                       N/A            79.9933%           20.0067%
Principal Allocation Percentage                                      N/A            79.9933%           20.0067%
Collections of Finance Chg. Receivables                    19,587,102.47       15,668,375.68       3,918,726.79
Collections of Principal Receivables                      214,555,752.45      171,630,292.91      42,925,459.55
Defaulted Amount                                            6,686,176.30        5,348,495.13       1,337,681.17

Ending Invested / Transferor Amounts                    1,152,934,564.56      920,000,000.00     232,934,564.56


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
B. Monthly Period Funding Requirements                             Class A             Class B         Interest         Total
--------------------------------------                             -------             -------         --------         -----

Principal Funding Account                                                  0.00              0.00           0.00              0.00
Investment Proceeds for Monthly Period                                     0.00              0.00           0.00              0.00
Reserve Draw Amount                                                        0.00              0.00           0.00              0.00
Available Reserve Account Amount                                           0.00              0.00           0.00              0.00
Reserve Account Surplus                                                    0.00              0.00           0.00              0.00

Coupon April 15, 2002 to May 14, 2002                                   1.9700%           2.2600%        2.9100%
Monthly Interest Due                                               1,246,025.00        138,613.33     211,945.00      1,596,583.33
Outstanding Monthly Interest Due                                           0.00              0.00           0.00              0.00
Additional Interest Due                                                    0.00              0.00           0.00              0.00
Total Interest Due                                                 1,246,025.00        138,613.33     211,945.00      1,596,583.33
Investor Default Amount                                            4,412,508.48        427,879.61     508,107.04      5,348,495.13
Investor Monthly Fees Due                                          1,265,000.00        122,666.67     145,666.67      1,533,333.33
Investor Additional Amounts Due
Total Due                                                          6,923,533.48        689,159.61     865,718.70      8,478,411.80

Reallocated Investor Finance Charge Collections                                                                      15,668,375.68
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.6477%
Base Rate                                                                                                                  4.1392%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
C. Certificates - Balances and Distributions                       Class A             Class B         Interest         Total
--------------------------------------------                       -------             -------         --------         -----

Beginning Certificates Balance                                   759,000,000.00     73,600,000.00   87,400,000.00    920,000,000.00
Interest Distributions                                             1,246,025.00        138,613.33      211,945.00      1,596,583.33
Principal Deposits - Prin. Funding Account                                 0.00              0.00            0.00              0.00
Principal Distributions                                                    0.00              0.00            0.00              0.00
Total Distributions                                                1,246,025.00        138,613.33      211,945.00      1,596,583.33
Ending Certificates Balance                                      759,000,000.00     73,600,000.00   87,400,000.00    920,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.64

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.64

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the
       Class A Invested Amount after giving
       effect to all transactions on such
       Distribution Date:                                               $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.88

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.88

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the
       Class B Invested Amount after giving
       effect to all transactions on such
       Distribution Date:                                               $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $211,945.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $211,945.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $12,926,409.94

       a. Class A Monthly Interest:                             $1,246,025.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,412,508.48
       e. Excess Spread:                                        $7,267,876.45

   2.  Class B Available Funds:                                 $1,253,470.05

       a. Class B Monthly Interest:                               $138,613.33
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,114,856.72

   3.  Collateral Available Funds:                              $1,488,495.69

       a. Excess Spread:                                        $1,488,495.69

   4.  Total Excess Spread:                                     $9,871,228.87

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              79.9933%

   2.  Series 2002-1 Allocable Principal
       Collections:                                           $214,555,752.45

   3.  Principal Allocation Percentage of
       Series 2002-1 Allocable Principal Collections:         $171,630,292.91

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $171,630,292.91

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,348,495.13

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $176,978,788.03

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $87,400,000.00

   2.  Required Collateral Invested Amount                     $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $176,978,788.03

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-1

   1.  Excess Spread:                                           $9,871,228.87
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $427,879.61

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $211,945.00
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $508,107.04
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $7,189,963.88

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.1392%
       b. Prior Monthly Period                                        4.1143%
       c. Second Prior Monthly Period                                 4.2739%

   2.  Three Month Average Base Rate                                  4.1758%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.6477%
       b. Prior Monthly Period                                       13.9345%
       c. Second Prior Monthly Period                                14.1564%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.9129%

XXIII. Series 2002-2 Certificates


-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series           Total Investor      Transferors
A. Investor/Transferor Allocations                        Allocations          Interest           Interest
----------------------------------                        -----------          --------           --------

Beginning Invested/Transferor Amount                    1,175,097,961.38      940,000,000.00    235,097,961.38
Beginning Adjusted Invested Amount                                   N/A      940,000,000.00               N/A
Floating Allocation Percentage                                       N/A            79.9933%          20.0067%
Principal Allocation Percentage                                      N/A            79.9933%          20.0067%
Collections of Finance Chg. Receivables                    20,012,909.04       16,008,992.54      4,003,916.50
Collections of Principal Receivables                      219,220,007.94      175,361,386.23     43,858,621.71
Defaulted Amount                                            6,831,527.96        5,464,766.76      1,366,761.20

Ending Invested / Transferor Amounts                    1,177,998,359.44      940,000,000.00    237,998,359.44


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
B. Monthly Period Funding Requirements                             Class A             Class B         Interest         Total
--------------------------------------                             -------             -------         --------         -----

Principal Funding Account                                                  0.00             0.00             0.00             0.00
Investment Proceeds for Monthly Period                                     0.00             0.00             0.00             0.00
Reserve Draw Amount                                                        0.00             0.00             0.00             0.00
Available Reserve Account Amount                                           0.00             0.00             0.00             0.00
Reserve Account Surplus                                                    0.00             0.00             0.00             0.00

Coupon April 15, 2002 to May 14, 2002                                   1.9600%          2.2400%          2.8500%
Monthly Interest Due                                                 844,433.33        93,582.22       141,391.67     1,079,407.22
Outstanding Monthly Interest Due                                           0.00             0.00             0.00             0.00
Additional Interest Due                                                    0.00             0.00             0.00             0.00
Total Interest Due                                                   844,433.33        93,582.22       141,391.67     1,079,407.22
Investor Default Amount                                            4,508,432.58       437,181.34       519,152.84     5,464,766.76
Investor Monthly Fees Due                                          1,292,500.00       125,333.33       148,833.33     1,566,666.67
Investor Additional Amounts Due
Total Due                                                          6,645,365.91       656,096.90       809,377.84     8,110,840.65

Reallocated Investor Finance Charge Collections                                                                      16,008,992.54
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.6477%
Base Rate                                                                                                                  4.1234%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
C. Certificates - Balances and Distributions                       Class A             Class B         Interest         Total
--------------------------------------------                       -------             -------         --------         -----

Beginning Certificates Balance                                  775,500,000.00     75,200,000.00    89,300,000.00   940,000,000.00
Interest Distributions                                              844,433.33         93,582.22       141,391.67     1,079,407.22
Principal Deposits - Prin. Funding Account                                0.00              0.00             0.00             0.00
Principal Distributions                                                   0.00              0.00             0.00             0.00
Total Distributions                                                 844,433.33         93,582.22       141,391.67     1,079,407.22
Ending Certificates Balance                                     775,500,000.00     75,200,000.00    89,300,000.00   940,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.09

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.09

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the
       Class A Invested Amount after giving
       effect to all transactions on such
       Distribution Date:                                               $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.24

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.24

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the
       Class B Invested Amount after giving
       effect to all transactions on such
       Distribution Date:                                               $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $141,391.67

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $141,391.67

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $13,207,418.85

       a. Class A Monthly Interest:                               $844,433.33
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,508,432.58
       e. Excess Spread:                                        $7,854,552.94

   2.  Class B Available Funds:                                 $1,280,719.40

       a. Class B Monthly Interest:                                $93,582.22
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,187,137.18

   3.  Collateral Available Funds:                              $1,520,854.29

       a. Excess Spread:                                        $1,520,854.29

   4.  Total Excess Spread:                                    $10,562,544.41

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              79.9933%

   2.  Series 2002-2 Allocable Principal
       Collections:                                           $219,220,007.94

   3.  Principal Allocation Percentage of
       Series 2002-2 Allocable Principal Collections:         $175,361,386.23

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $175,361,386.23

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,464,766.76

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $180,826,152.99

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $89,300,000.00

   2.  Required Collateral Invested Amount                     $89,300,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $180,826,152.99

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-2

   1.  Excess Spread:                                          $10,562,544.41
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $437,181.34

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $141,391.67
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,566,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $519,152.84
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $7,898,151.89

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.1234%
       b. Prior Monthly Period                                            N/A
       c. Second Prior Monthly Period                                     N/A

   2.  Three Month Average Base Rate                                      N/A

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.6477%
       b. Prior Monthly Period                                            N/A
       c. Second Prior Monthly Period                                     N/A

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                              N/A